UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

FLUIDIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

7000 Shoreline Court, Suite 100
South San Francisco, California 94080
(650) 266-6000
June 29, 2017
Dear Stockholder:
We are pleased to invite you to attend our 2017 annual meeting of stockholders to be held on Tuesday, August 1, 2017 at 9:00 a.m., Pacific time, at the Company’s offices located at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080. The formal meeting notice and proxy statement are attached.
At this year’s annual meeting, our stockholders will be asked to:
•
elect the two nominees for Class I director named in the proxy statement, each to hold office until our 2020 annual meeting of stockholders or until his successor is duly elected and qualified;

•
vote, on an advisory basis, to approve the compensation of our named executive officers for the year ended December 31, 2016, as set forth in the proxy statement;

•
vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation;

•
vote to approve the 2017 Employee Stock Purchase Plan;

•
vote to approve amendments to our equity compensation plans to allow for a one-time stock option exchange program; and

•
ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Your vote is important. Whether or not you plan to attend the annual meeting, it is important that your shares be represented, and we hope you will vote as soon as possible. Please vote promptly by mailing a completed proxy card in the enclosed return envelope (which is postage prepaid if mailed in the United States). Please remember to sign and date your card. If you hold shares of our common stock through a broker, bank, trustee, or other nominee, please follow the voting instructions provided. You may be able to vote by telephone or over the Internet.
As a final note and also on behalf of the Board of Directors, I would like to thank Evan Jones and John Young, our directors who are retiring as directors in connection with the annual meeting, for their counsel and guidance since joining our Board of Directors.
Thank you for your continued support of Fluidigm. We look forward to seeing you at our annual meeting.
Sincerely,
Stephen Christopher Linthwaite
President and Chief Executive Officer
This notice of our annual meeting of stockholders, the proxy statement, and the proxy card are being distributed and made available on or about June 29, 2017.

Fluidigm Corporation
7000 Shoreline Court, Suite 100
South San Francisco, California 94080
(650) 266-6000

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date
9:00 a.m., Pacific time, on Tuesday, August 1, 2017.
Place
Fluidigm’s offices located at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080.
Items of Business
•
To elect the two nominees for Class I director named in this proxy statement, each to hold office until our 2020 annual meeting of stockholders or until his successor is duly elected and qualified.

•
To vote, on an advisory basis, to approve the compensation of our named executive officers for the year ended December 31, 2016, as set forth in this proxy statement.

•
To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation.

•
To approve the 2017 Employee Stock Purchase Plan.

•
To approve amendments to our equity compensation plans to allow for a one-time stock option exchange program.

•
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.

•
To transact any other business that may properly come before the 2017 annual meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date
You are entitled to vote only if you were a Fluidigm stockholder of record as of the close of business on the record date, June 6, 2017.
Meeting Admission
You are entitled to attend the annual meeting only if you were a Fluidigm stockholder as of the close of business on the record date or otherwise hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.
Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or over the Internet, by indicating your plans when prompted.
Annual Report
Our 2016 annual report is enclosed with these materials as a separate booklet. You may also access our 2016 annual report by visiting http://www.viewproxy.com/Fluidigm/2017. Our 2016 annual report is not a part of the proxy solicitation materials.

Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting” beginning on page 1 of the proxy statement, or as set forth on your enclosed proxy card.
This notice of our annual meeting of stockholders, the proxy statement, and the proxy card are being distributed and made available on or about June 29, 2017.

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
i

ii

iii

FLUIDIGM CORPORATION
7000 Shoreline Court, Suite 100
South San Francisco, California 94080

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on August 1, 2017

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our President and Chief Executive Officer, Stephen Christopher Linthwaite, and our Chief Financial Officer, Vikram Jog, to serve as proxies for the annual meeting.
Why am I receiving these materials?
We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our 2017 annual meeting of stockholders, which will take place on Tuesday, August 1, 2017 at 9:00 a.m., Pacific Time at the Company’s offices located at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.
This proxy statement and the accompanying proxy card, notice of annual meeting, and voting instructions are being mailed on or about June 29, 2017 to all stockholders of record entitled to vote at the annual meeting.
What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our board of directors, and certain other required information.
How do I get electronic access to the proxy materials?
The notice of annual meeting, proxy statement, and 2016 annual report are available by visiting http://www.viewproxy.com/Fluidigm/2017 and typing in the control number as set forth (i) on the proxy card (for stockholders of record), or (ii) on the voting instruction form (for individuals who hold shares through a broker, bank, trustee, or nominee).
What items of business will be voted on at the annual meeting?
The items of business scheduled to be voted on at the annual meeting are as follows:
•
the election of the two nominees for Class I director named in this proxy statement, each to hold office until our 2020 annual meeting of stockholders or until his successor is duly elected and qualified;

•
to vote, on an advisory basis, to approve the compensation of our named executive officers for the year ended December 31, 2016, as set forth in this proxy statement;

•
to vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation;

•
to approve the 2017 Employee Stock Purchase Plan;

•
to approve amendments to our equity compensation plans to allow for a one-time stock option exchange program; and

•
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.

We will also transact any other business that properly comes before the annual meeting.
How does the board of directors recommend that I vote?
Our board of directors recommends that you vote your shares:
•
“FOR” the nominees for Class I director named in this proxy statement;

•
“FOR” approval of the compensation of our named executive officers for the year ended December 31, 2016, on an advisory basis;

•
“FOR” conducting advisory votes on executive compensation each year hereafter;

•
“FOR” approval of the 2017 Employee Stock Purchase Plan;

•
“FOR” approval of amendments to our equity compensation plans to allow for a one-time stock option exchange program; and

•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.

What shares can I vote?
Each share of our common stock issued and outstanding as of the close of business on June 6, 2017, the record date for the 2017 annual meeting of stockholders, is entitled to vote on all items being considered at the 2017 annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had 29,414,727 shares of common stock issued and outstanding.
How many votes am I entitled to per share?
For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the record date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares as a beneficial owner through a broker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the annual meeting. We have enclosed a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone as described below under the heading “How can I vote my shares without attending the annual meeting?” and on your proxy card.
Beneficial Owner
If your shares are held through a broker, bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name, and the notice of annual meeting, proxy statement, and 2016 annual report were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the annual meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.
How can I contact Fluidigm’s transfer agent?
Contact our transfer agent by writing Computershare Trust Company, N.A., 462 South 4th Street, Suite 1600, Louisville, KY 40202. You may also contact our transfer agent by calling (800) 662-7232 or (781) 575-2879 or via its Investor Center at https://www-us.computershare.com/Investor/Contact.
How can I attend the annual meeting?
You are entitled to attend the annual meeting only if you were a Fluidigm stockholder as of the record date or you hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to June 6, 2017, together with a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.
If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.
Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, by indicating your plans when prompted.
Will the annual meeting be webcast?
We do not expect to webcast the annual meeting.
How can I vote my shares in person at the annual meeting?
Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the annual meeting?
By mail
Complete, sign and date the enclosed proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board of directors.
If you are a stockholder of record and the prepaid envelope is missing, please mail your completed proxy card to Fluidigm Corporation, c/o Alliance Advisors, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.
If you are a beneficial owner of shares, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank, trustee, or other nominee. Simply complete and mail the proxy card provided to the address provided by your broker, bank, trustee, or other nominee.
You may attend the annual meeting in person even if you have already voted by proxy.

By telephone or on the Internet
If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.
If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.
Can I change my vote or revoke my proxy?
You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, California 94080, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.
Is there a list of stockholders entitled to vote at the annual meeting?
The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Fluidigm or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
How many shares must be present or represented to conduct business at the annual meeting?
Holders of a majority of the issued and outstanding shares of common stock as of the record date must be present in person or represented by proxy, also referred to as a quorum, to hold and transact business at the annual meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. If there is no quorum, the chairperson of the meeting or the holders of a majority of the issued and outstanding shares of common stock present at the annual meeting may adjourn the meeting to another date.

What is the voting requirement to approve each of the proposals?
Proposal	Vote Required	Discretionary Voting Allowed?
Election of Class I Directors	Plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors	No
Advisory Vote on Approval of Executive Compensation	Majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	No
Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation	The frequency receiving the highest number of votes from the holders of shares present in person or by proxy at the meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders	No
Approval of the 2017 Employee Stock Purchase Plan	Majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	No
Approval of amendments to our equity compensation plans to allow for a one-time stock option exchange program	Majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	No
Ratification of Appointment of PricewaterhouseCoopers LLP for the year ending December 31, 2017	Majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter	Yes
If you are a beneficial owner, your broker, bank, trustee, or other nominee is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017, even if the record holder does not receive voting instructions from you. However, your broker, bank, trustee, or other nominee does not have discretionary authority to vote on the election of the Class I directors without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. In addition, discretionary voting is not allowed with respect to the proposals seeking an advisory vote on approval of executive compensation, the frequency for seeking such an advisory stockholder vote on executive compensation, approval of our 2017 Employee Stock Purchase Plan, and approval of amendments to our equity compensation plans to allow for a one-time stock option exchange program. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of the Class I directors, the advisory vote on approval of executive compensation, the advisory vote on the frequency of stockholder votes on executive compensation, the approval of our 2017 Employee Stock Purchase Plan, and the approval of amendments to our equity compensation plans to allow for a one-time stock option exchange program to your broker, bank, trustee, or other nominee.
Election of Class I Directors
The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the meeting and entitled to vote thereon to be approved. Therefore, the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. You may vote (i) vote “FOR” all nominees, (ii) “WITHHOLD” your vote as to all nominees, or (iii) vote “FOR” all nominees except for those specific nominees from whom you “WITHHOLD” your vote. A properly executed proxy marked “WITHHOLD” with respect to the election of a Class I director will not be voted with respect to such director although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of the election of the Class I directors.
Advisory Vote on Approval of Executive Compensation
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers for the year ended December 31, 2016. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.
Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation
The choice of frequency that receives the highest number of votes from the holders of shares present in person or represented by proxy at the meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders. You may vote for “ONE YEAR,” for “TWO YEARS,” for “THREE YEARS,” or “ABSTAIN.” Abstentions and broker non-votes will not affect on the outcome of this proposal. However, because this proposal is an advisory vote, the result will not be binding on our board of directors or our company. Our board of directors and our compensation committee will consider the outcome of the vote when determining how often we should submit to stockholders an advisory vote to approve the compensation of our named executive officers.
Approval of 2017 Employee Stock Purchase Plan
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon is required to approve our 2017 Employee Stock Purchase Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Approval of Amendments to Our Equity Compensation Plans to Allow for a One-time Stock Option Exchange Program
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon is required to approve amendments to our equity compensation plans to allow for a one-time stock option exchange program. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Ratification of Appointment of PricewaterhouseCoopers LLP
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Notwithstanding the appointment of PricewaterhouseCoopers LLP and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders.
Interest of Executive Officers and Directors
None of our executive officers or directors has any substantial interest in any matter to be acted upon, other than (i) our directors, with respect to the election to office of the directors so nominated, (ii) our executive officers, with respect to the stock option exchange program for eligible employees in which such executive officers are eligible to participate, and (iii) our executive officers, with respect to the 2017 Employee Stock Purchase Plan in which such executive officers are eligible to participate.
What happens if additional matters are presented at the annual meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Stephen Christopher Linthwaite and Vikram Jog, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason a Class I director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.
Who will count the votes?
A representative of our mailing agent, Alliance Advisors, LLC, will tabulate the votes and act as inspector of elections.
Who will bear the cost of soliciting votes for the annual meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, bank, trustee, and other nominees for the cost of forwarding proxy materials to beneficial owners.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our notice of annual meeting, proxy statement, and 2016 annual report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who wish to participate in householding will continue to receive separate proxy cards. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding but you and other stockholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting, proxy statement, 2016 annual report, and accompanying documents, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our mailing agent, Alliance Advisors LLC, either by calling (973) 873-7700 or by writing to Alliance Advisors, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.
If you participate in householding and wish to receive a separate copy of this notice of annual meeting, proxy statement, 2016 annual report, and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Alliance Advisors LLC as indicated above.
Beneficial owners can request information about householding from their broker, banks, trustee, or other nominee.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than March 1, 2018; provided, however, that in the event that we hold our 2018 annual meeting of stockholders more than 30 days before or 60 days after the one-year anniversary date of the 2017 annual meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, also referred to as the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Fluidigm Corporation
Attn: Corporate Secretary
7000 Shoreline Court, Suite 100
South San Francisco, California 94080
Fax: (650) 871-7152
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2018 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:
•
not earlier than April 15, 2018, and

•
not later than May 15, 2018.

In the event that we hold our 2018 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2017 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:
•
the 90th day prior to such annual meeting, or

•
the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present such proposal at such meeting, we are not required to present the proposal for a vote at the meeting.
Nomination of Director Candidates
Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.
In addition, it is the policy of our nominating and corporate governance committee to consider recommendations for candidates to the board of directors from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to our corporate secretary at our address set forth above. For additional information regarding stockholder recommendations for director candidates, please see the section entitled “Corporate Governance and Board of Directors — Process for Recommending Candidates to the Board of Directors.”
Availability of Bylaws
A copy of our bylaws may be obtained by accessing Fluidigm’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS
Fluidigm Policies on Business Conduct
We are committed to the highest standards of integrity and ethics in the way we conduct our business. We have adopted a code of ethics and conduct that applies to our board of directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other executive and senior officers. Our code of ethics and conduct establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.
Under our code of ethics and conduct, each of our directors, officers, and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are administered by our audit committee.
Our code of ethics and conduct is available on our website at http://investors.fluidigm.com/corporate-governance.cfm. When required by the rules of the NASDAQ Global Select Market, also referred to as NASDAQ, or the SEC, we will disclose any future amendment to, or waiver of, any provision of the code of ethics and conduct for our Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, or any member of our board of directors on our website at www.fluidigm.com in the Governance section of the Investors webpage, within four business days following the date of such amendment or waiver.
Corporate Governance Principles
Our board of directors has adopted a set of principles that establish the corporate governance policies pursuant to which our board of directors intends to conduct its oversight of our business in accordance with its fiduciary responsibilities. Among other things, these corporate governance principles address the establishment and operation of board committees, the role of our chairman, and matters relating to director independence and performance assessments. Our corporate governance principles are available on our website at http://investors.fluidigm.com/corporate-governance.cfm.
Role and Composition of the Board
As identified in our corporate governance principles, the role of our board of directors is to oversee the performance of our Chief Executive Officer and other senior management. Our board of directors is responsible for hiring, overseeing, and evaluating management while management is responsible for running our day-to-day operations.
Our board of directors is currently comprised of eight members and is divided into three staggered classes of directors. The board of directors is nominating two nominees for election as Class I directors. In connection with the annual meeting, Evan Jones and John Young will retire from the board of directors. Evan Jones is not standing for re-election at the annual meeting, and John Young is resigning effective as of the annual meeting. The board of directors would like to thank Mr. Evan Jones and Mr. John Young for their dedicated service to Fluidigm. In connection with the retirement of Mr. Evan Jones and Mr. John Young as directors, our board of directors has fixed the authorized number of directors at six to be effective as of the annual meeting with the elimination of a Class I directorship and Class II directorship.
The following table sets forth the names, ages as of June 1, 2017, and certain other information for each of our current directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Evan Jones(1)(2)(3)	I	60	Director	2011	2017	—
Patrick S. Jones(1)	I	72	Director	2011	2017	2020
Nicolas Barthelemy(1)(2)	I	51	Director	2017	2017	2020
John A. Young(2)(4)(5)	II	85	Director	2001	2018	—
Gerhard F. Burbach(1)(2)	II	55	Director	2013	2018	—
Carlos Paya(4)	II	58	Director	2017	2018	—
Samuel D. Colella(2)(4)	III	77	Chairman	2000	2019	—
Stephen Christopher Linthwaite	III	46	President, Chief Executive Officer and Director	2016	2019	—

(1)
Member of our audit committee

(2)
Member of our compensation committee

(3)
Mr. Evan Jones is currently a member of our audit committee and our compensation committee, but is not standing for re-election at the annual meeting.

(4)
Member of our nominating and corporate governance committee

(5)
Mr. John Young is currently a member of our compensation committee and our corporate governance and nominating committee, but is retiring as a director effective as of the annual meeting.

At each annual meeting of stockholders, a class of directors will be elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2018 for the Class II directors, 2019 for the Class III directors, and 2020 for the Class I directors.
2016 Board Meetings
During 2016, our board of directors held eighteen (18) meetings. Each of our directors attended or participated in 75% or more of the meetings of the board of directors and all committees of the board of directors on which he served during the past fiscal year, in each case during the period that he served as a director.
Board Leadership Structure
Our corporate governance principles provide that the board of directors will fill the chairman and Chief Executive Officer positions based upon the board’s view of what is in our best interests at any point in time. Although our current chairman is a non-employee director, the board has not adopted any policy requiring separation of the chairman and Chief Executive Officer positions or requiring allocation of the chairman position to a non-employee director. Samuel D. Colella, an independent director with substantial board and executive leadership experience, currently serves as our chairman. In addition to Fluidigm, Mr. Colella currently serves on the board of Flexion Therapeutics, Inc. and the boards of several private companies. Our board of directors believes that Mr. Colella’s qualifications to serve as chairman include his broad understanding of the life science industry and his extensive experience with emerging private and public companies, including prior service as chairman of other boards.
Separating the positions of the chairman and Chief Executive Officer allows our Chief Executive Officer to focus on our day-to-day business, while allowing our chairman to lead our board in its fundamental role providing independent advice to and oversight of management. The board believes that having an independent director serve as chairman is the appropriate leadership structure for Fluidigm at this time and demonstrates our commitment to good corporate governance.
Director Independence
As a company listed on NASDAQ, we are required under the NASDAQ listing requirements to maintain a board comprised of a majority of  “independent directors,” as determined affirmatively by our board. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent. Our board of directors determined that a majority of our directors during 2016 were “independent directors” as defined under applicable NASDAQ rules, including Gerhard F. Burbach, Samuel D. Colella, Evan Jones, Patrick S. Jones, and John A. Young.
In April 2017, our board of directors undertook another review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our board of directors determined that Gerhard F. Burbach, Samuel D. Colella, Evan Jones, Patrick S. Jones, John A. Young, Carlos Paya and Nicolas Barthelemy representing a majority of our directors, are “independent directors” as defined under applicable NASDAQ rules. Stephen Christopher Linthwaite is not considered an independent director because of his positions as our President and Chief Executive Officer. There are no family relationships among any of our directors and officers.
Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our board of directors has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting and at such other times as requested by an independent director. These executive sessions are chaired by our chairman. Mr. Linthwaite does not participate in such sessions.
Board’s Role in Risk Oversight
While our board of directors has the ultimate oversight responsibility for the risk management process, it has charged our audit committee with responsibility to oversee management’s processes for identifying, monitoring, and addressing enterprise risks, evaluate and discuss with management its assessments of matters relating to enterprise risks, and oversee and monitor management’s plans to address such risks. Our audit committee oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance, and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for a given company. The audit committee’s review of our business is an integral aspect of its assessment of management’s tolerance for risk and its determination as to the appropriate level of risk for our company.
In addition, in setting compensation, our compensation committee strives to create incentives that encourage a level of risk-taking consistent with our business strategy and to encourage a focus on building long-term value that does not encourage excessive risk-taking. In connection with its oversight of compensation-related risks, our compensation committee has reviewed our compensation programs and practices for employees, including executive and non-executive programs and practices. In its review, our compensation committee evaluated whether our policies and programs encourage unnecessary or excessive risk-taking and controls, and how such policies and programs are structured with respect to risks and rewards, as well as controls designed to mitigate any risks. As a result of this review, our compensation committee determined that any risks that may result from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Fluidigm.
At periodic meetings of the board and its committees and in other meetings and discussions, management reports to, and seeks guidance from, the board and its committees with respect to the most significant risks that could affect our business, such as legal, financial, tax, and audit related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and efforts, and investment policy and practices.
Board Committees
Our board of directors has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee.
Audit Committee.   In 2016, our audit committee consisted of directors Patrick S. Jones, Evan Jones, and Gerhard F. Burbach. Patrick S. Jones is the chairman of the audit committee. In May 2017, Nicolas Barthelemy was also appointed to the audit committee. Our board of directors has determined that each of

Patrick S. Jones, Gerhard F. Burbach, Evan Jones, and Nicolas Barthelemy is independent and financially literate under the current rules and regulations of the SEC and NASDAQ, and that Patrick S. Jones qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.
Our audit committee oversees our corporate accounting and financial reporting process and our enterprise risk management process, and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee is authorized to, among other things:
•
oversee the work of our independent registered public accounting firm;

•
approve the hiring, discharge, and compensation of our independent registered public accounting firm;

•
approve engagements of our independent registered public accounting firm to render any audit or permissible non-audit services;

•
evaluate the qualifications, independence, and performance of our independent registered public accounting firm;

•
discuss and, as appropriate, review with management and our independent registered public accounting firm our annual and quarterly financial statements and our major critical accounting policies and practices;

•
review management’s assessment of our internal controls; and

•
review the adequacy and effectiveness of our internal control policies and procedures.

Our audit committee operates under a written charter approved by our board of directors. The charter is available on our website at http://investors.fluidigm.com/corporate-governance.cfm. Our audit committee held ten (10) meetings during 2016.
Compensation Committee.   In 2016, our compensation committee consisted of directors Gerhard F. Burbach, Evan Jones, John A. Young, and Samuel D. Colella. In March 2017, Nicolas Barthelemy was also appointed to the compensation committee. Mr. Burbach is the chairman of our compensation committee. Each member of our compensation committee is an independent director under the applicable rules and regulations of the SEC and NASDAQ and an outside director as defined pursuant to Section 162(m) of the U.S. Internal Revenue Code, as amended. Furthermore, if required to ensure compliance with Rule 16b-3 under the Exchange Act, a subcommittee of the compensation committee or the board of directors considers and approves the grant of equity awards to our executive officers.
Our compensation committee oversees our corporate compensation programs and is authorized to, among other things:
•
review the compensation and benefits of our Chief Executive Officer and other executive officers;

•
review our corporate goals and objectives relevant to compensation of our Chief Executive Officer;

•
assist our board in providing oversight of the company’s overall compensation plans and benefits program; and

•
administer our equity incentive plans.

Please see the sections entitled “Compensation of Non-Employee Directors” and “Executive Compensation” for a description of our processes and procedures for the consideration and determination of executive and director compensation.
Our compensation committee operates under a written charter approved by the board of directors, which is available on our website at http://investors.fluidigm.com/corporate-governance.cfm. Our compensation committee held eleven (11) meetings during 2016.

Nominating and Corporate Governance Committee.   In 2016, our nominating and corporate governance committee consisted of directors Samuel D. Colella and John A. Young. In March 2017, Carlos Paya was also appointed to the nominating and corporate governance committee. Mr. Colella is the chairman of the nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of the SEC and NASDAQ.
Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors and oversees our corporate governance matters. The nominating and corporate governance committee is authorized to, among other things:
•
evaluate and make recommendations regarding the composition, organization, and governance of the board of directors and its committees;

•
evaluate the performance of members of the board of directors and make recommendations regarding committee and chair assignments;

•
recommend desired qualifications for board of directors membership and conduct searches for potential members of the board of directors;

•
review and recommend board compensation programs for outside directors; and

•
develop and make recommendations with regard to our corporate governance guidelines.

Our nominating and corporate governance committee operates under a written charter approved by the board of directors, which is available on our website at http://investors.fluidigm.com/corporate-governance.cfm. Our nominating and corporate governance committee held four (4) meetings during 2016.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee during our last fiscal year (which includes Gerhard F. Burbach, Samuel D. Colella, Evan Jones, and John A. Young) is, or was during 2016, an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
To the extent any members of our compensation committee and affiliates have participated in transactions with us meeting the disclosure requirements of Item 404 of Regulation S-K, their respective transactions are described in “Related Person Transactions and Section 16(a) Beneficial Ownership Reporting Compliance — Related Person Transactions”. See also “Corporate Governance and Board of Directors — Board Committees” for further information regarding our compensation committee.
Considerations in Identifying and Evaluating Director Nominees
Our nominating and corporate governance committee has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Process for Recommending Candidates to the Board of Directors” below. The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources.
In its evaluation of director candidates, including the members of the board of directors eligible for reelection, our nominating and corporate governance committee will consider the following:
•
The current size and composition of our board of directors and the needs of the board and its respective committees;

•
Factors such as character, integrity, judgment, experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like. Our committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

•
Other factors that our nominating and corporate governance committee may consider appropriate.

Our nominating and corporate governance committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. Our nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board of directors and the nominating and corporate governance committee believe that it is essential that members of our board of directors represent diverse viewpoints.
Any nominee for a position on the board must satisfy the following minimum qualifications:
•
The highest personal and professional ethics and integrity;

•
Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•
Skills that are complementary to those of the existing board;

•
The ability to assist and support management and make significant contributions to the company’s success; and

•
An understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If our nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board, or management. Fluidigm has retained a third-party search firm to assist with the identification and evaluation of qualified candidates to serve on the board of directors.
Process for Recommending Candidates to the Board of Directors
Our nominating and corporate governance committee is responsible for, among other things, determining the criteria for membership to our board of directors and recommending candidates for election to the board of directors. It is the policy of our nominating and corporate governance committee to consider recommendations for candidates to the board of directors from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Stockholder recommendations for candidates to the board of directors must be directed in writing to Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, California 94080, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Fluidigm, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like, and personal references. For details regarding the process to nominate a director directly for election to the board at an annual meeting of the stockholders, please see the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors to attend. Five of the six members of our board of directors attended our 2016 annual meeting of stockholders. We have scheduled our 2017 annual stockholder meeting on the same day as a regularly scheduled board meeting in order to facilitate attendance by our board members.

Communications with the Board of Directors
Stockholders who wish to communicate with our board are welcome to do so either (i) in writing, at the following address: Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, California 94080, Attn: Corporate Secretary, or (ii) online at http://investors.fluidigm.com/corporate-governance.cfm. Communications are distributed to our board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Compensation Policy
Non-employee directors receive an annual retainer for service on our board of directors and an annual retainer for service on committees of the board as set forth below:
Annual cash retainer for each non-employee director	$40,000
Annual cash retainer for each audit committee member	$10,000
Annual cash retainer for each compensation committee member	$7,000
Annual cash retainer for each nominating and corporate governance committee member	$5,000
Additional cash retainer for chairman of the board	$40,000
Additional cash retainer for chairman of the audit committee	$10,000
Additional cash retainer for chairman of the compensation committee	$8,000
Additional cash retainer for chairman of the nominating and corporate governance committee	$5,000
Additionally, we have adopted an outside director equity compensation policy to formalize the granting of equity compensation to our non-employee directors under our 2011 Equity Incentive Plan. During 2015 and until May 2016, the policy provided for automatic, nondiscretionary grants of nonstatutory stock options, subject to the terms and conditions of the policy and the 2011 Equity Incentive Plan.
Such policy provided for the automatic grant of an option to purchase 20,000 shares of our common stock to anyone who became a non-employee director on the date such person first became a non-employee director. An employee director who subsequently ceased to be an employee, but remained a director, would not receive such an initial award.
In addition, each non-employee director was automatically granted an annual stock option to purchase 10,000 shares of our common stock on the date of each annual meeting of stockholders beginning on the date of the first annual meeting of stockholders held after such non-employee director received his or her initial award.
On May 18, 2016, our nominating and corporate governance committee recommended, and our board of directors approved, revisions to the policy to provide that, effective as of such date, each initial award will consist of an option to purchase 15,000 shares of our common stock and 10,000 restricted stock units, or RSUs. Also effective as of such date, each annual award will consist of an option to purchase 5,000 shares of our common stock and 5,000 RSUs. The decision to provide RSUs in addition to stock option grants was made to lessen the dilutive impact of the awards under our equity incentive plan and to fix total equity compensation between the 25th and 50th percentiles of our peer group based upon a director compensation survey completed by Radford in March 2016.
As was the case prior to revision of the policy, non-employee directors remain eligible to receive all types of awards under the 2011 Equity Incentive Plan, except for incentive stock options, and may receive discretionary awards not covered by the policy.
The exercise price of all stock options granted pursuant to the policy will continue to be equal to or greater than the fair market value of our common stock on the date of grant and the term of all stock options will continue to be ten years. Subject to the adjustment provisions of the 2011 Equity Incentive Plan, initial awards of options will continue to vest, and initial awards of RSUs will vest as to 25% of the shares subject to such awards on each anniversary of the date of grant, provided such non-employee director continues to serve as a director through each such date. Subject to the adjustment provisions of the 2011 Equity Incentive Plan, 1/12th of the shares subject to the annual option awards will continue to vest each month after the date of date and the annual RSU awards will vest in full on the earlier of the day prior to the next annual meeting of our stockholders or the one-year anniversary of the date of grant, in each case provided such non-employee director continues to serve as a director through each such date.

The administrator of the 2011 Equity Incentive Plan in its discretion may change or otherwise revise the terms of awards granted under the outside director equity compensation policy.
In the event of a “change of control,” as defined in our 2011 Equity Incentive Plan, with respect to awards granted under the 2011 Equity Incentive Plan to non-employee directors, the participant non-employee director will fully vest in and have the right to exercise awards as to all shares underlying such award regardless of performance goals, vesting criteria, or other conditions.
RSUs in Lieu of Cash and RSU Deferral
Beginning in 2017, non-employee directors can elect to receive an RSU award in lieu of 100% of their annual cash retainers payable for services to be rendered as a non-employee director, chairman and chair, or member of any board committee. RSUs elected in lieu of payments in cash vest quarterly, but settlement of the RSU’s can be deferred as described below.
Additionally, beginning in 2017, we allowed non-employee directors to defer the settlement of their RSU grants until the earlier of a termination of the director’s service on our board of directors or a qualifying change in control.
2016 Director Compensation
The following table sets forth information concerning compensation paid or accrued for services rendered to us by members of our board of directors for the year ended December 31, 2016. The table excludes Mr. Worthington and Mr. Linthwaite, who were named executive officers and did not receive any compensation from us in their role as directors in 2016. Additionally, the table also excludes Dr. Paya and Mr. Barthelemy, who were each appointed to the board of directors in 2017.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Gerhard F. Burbach	65,000	52,250	20,973	138,223
Samuel D. Colella	97,000	52,250	20,973	170,223
Evan Jones	57,000	52,250	20,973	130,223
Patrick S. Jones	60,000	52,250	20,973	133,223
John A. Young	52,000	52,250	20,973	125,223

(1)
Amounts represent the aggregate grant date fair value of the option award calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. See Note 9 of the notes to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2016 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.

Director Equity Awards
The aggregate number of shares underlying stock options and restricted stock units outstanding at December 31, 2016 for each non-employee director was as follows:
	Aggregate Number of Shares Underlying Stock Options Outstanding as of December 31, 2016	Aggregate Number of Shares Underlying Restricted Stock Units Outstanding as of December 31, 2016
Gerhard F. Burbach	67,000	5,000
Samuel D. Colella	25,000	5,000
Evan Jones	91,000	5,000
Patrick S. Jones	91,000	5,000
John A. Young	78,340	5,000
The table above excludes Dr. Paya and Mr. Barthelemy, who were each appointed to the board of directors in 2017.

PROPOSAL NUMBER 1
ELECTION OF CLASS I DIRECTORS

Board Structure
Our board of directors is currently comprised of eight members and is divided into three staggered classes of directors. Evan Jones is retiring as a director and is not standing for reelection at the annual meeting, and John Young is resigning from our board of directors effective as of the annual meeting. Our board of directors has fixed the authorized number of directors at six to be effective as of the annual meeting, with the elimination of a Class I directorship and Class II directorship. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held this year for the Class I directors, in 2018 for the Class II directors, and in 2019 for the Class III directors.
Nominees for Class I Director (Term Expiring in 2020)
At the 2017 annual meeting, two Class I directors will be elected to the board of directors by the holders of our common stock. Our nominating and corporate governance committee recommended, and our board of directors nominated, Patrick S. Jones and Nicolas Barthelemy, each a current Class I director, as nominees for re-election as Class I directors at the 2017 annual meeting.
Messrs. Jones and Barthelemy have agreed to serve if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the 2017 annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and corporate governance committee and designated by the present board of directors to fill the vacancy.
Biographical Information Concerning the Class I Director Nominees
Patrick S. Jones, age 72, has served as a member of our board of directors since March 2011. Mr. Jones has been a private investor since March 2001. Mr. Jones currently serves as chairman of Inside Secure SA (PAR: INSD.PA), a company that makes digital security solutions. He also serves on the board of directors of Talend SA (NASDAQ: TLND), a data integration software company, and Itesoft SA (PAR: ITE.PA), a business process automation software company. From 2005 to May 2015, Mr. Jones served on the board of directors of Lattice Semiconductor Corporation (NASDAQ: LSCC), a fabless semiconductor company. From 2012 to 2013, Mr. Jones served as chairman of Dialogic Inc. (OTC: DLGC), a communications technology company. From 2005 to 2012, Mr. Jones served as chairman of Epocrates, Inc., a provider of clinical solutions to healthcare professionals and interactive services to the healthcare industry, which was acquired by athenahealth, Inc. in 2013. From 2007 to 2012, Mr. Jones also served on the board of directors of Openwave Systems Inc., a telecom infrastructure software provider that changed its name to Unwired Planet (NASDAQ: UPIP) in 2012. From 2007 to 2011, Mr. Jones served on the board of directors of Novell, Inc., an enterprise infrastructure software provider that was sold to Attachmate Corporation in 2011. From June 1998 to March 2001, Mr. Jones was the senior vice president and chief financial officer of Gemplus International S.A. (now GEMALTO N.V.), a provider of solutions empowered by smart cards. From March 1992 to June 1998, he was vice president of finance and corporate controller at Intel Corporation, a producer of microchips and communications products. Prior to that, Mr. Jones served as chief financial officer of LSI Corporation (formerly known as LSI Logic), a semiconductor company. Mr. Jones received a B.A. from the University of Illinois and an M.B.A. from St. Louis University. We believe that Mr. Jones’ significant financial and accounting expertise and international business experience qualify him to serve on our board of directors.
Nicolas M. Barthelemy, age 51, has served as a member of our board of directors since March 2017. Mr. Barthelemy brings over 25 years of health-care industry experience to the director role. From 2014 to February 2017, Mr. Barthelemy served as the president and chief executive officer of Biotheranostics, Inc., a molecular diagnostics company. From 2010 until 2013, he served as president, global commercial operations at Life Technologies Corporation, a global life sciences company, which was acquired by Thermo Fisher Scientific Inc. in February 2014. Prior to that position, he led the $850M Cell Systems division from 2005 to 2010. Before Life Technologies, from 1996 to 2004, Mr. Barthelemy was with Biogen Inc., a biotechnology company, most recently as vice president, manufacturing and general manager for the company’s manufacturing organization at Research Triangle Park. He began his career with Merck & Co., Inc. (NYSE: MRK), a pharmaceutical company, as a project engineer in the vaccine division and worked for the company from 1991 to 1996. Mr. Barthelemy currently serves as a member of the boards of directors of Repligen Corporation (NASDAQ: RGEN), a biotechnology company. He received an M.S. in Chemical Engineering from the University of California, Berkeley in 1991, and an engineering degree from Ecole Superieure de Physique et Chimie Industrielles, Paris in 1989. We believe that Mr. Barthelemy’s extensive experience in manufacturing, distributing and commercializing life science instruments, reagents and services, his knowledge of the research and clinical markets as well as his relevant public board experience qualify him to serve on our board of directors.
Required Vote
The Class I directors elected to the board of directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of  “FOR” votes will be elected as Class I directors. Abstentions and broker non-votes will not affect the outcome of the election of the Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld (as indicated on the proxy card), for the election of Patrick S. Jones and Nicolas Barthelemy.
Recommendation
Our board of directors recommends a vote “FOR” the election to the board of directors each of Patrick S. Jones and Nicolas Barthelemy as Class I directors.
Continuing Class II Directors (Term Expiring in 2018)
Gerhard F. Burbach, age 55, has been a member of our board of directors since January 2013. Mr. Burbach currently serves as chairman of the board of directors of Autonomic Technologies, Inc., or ATI, a private medical device company focused on the treatment of severe headaches, and is chairman of the board of directors of Procyrion Inc., a private medical device company focused on the treatment of chronic heart failure. Mr. Burbach served as interim chief executive officer and president of ATI from December 2015 to April 2016. From January 2006 to September 2014, Mr. Burbach served as president, chief executive officer, and director of Thoratec Corporation (NASDAQ: THOR), a company that develops, manufactures, and markets proprietary medical devices used for circulatory support. In addition, from 2004 to February 2013, Mr. Burbach served as a member of the board of directors of Digirad Corporation (NASDAQ: DRAD), a company focused on diagnostic imaging products. From April 2005 to January 2006, Mr. Burbach served as president and chief executive officer of Digirad Corporation. From July 2003 to April 2005, he served as president and chief executive officer of Bacchus Vascular, Inc., a developer of catheter-based medical devices. From January 2001 to July 2003, he served as chief executive officer of Philips Nuclear Medicine, a division of Philips Electronics, and before its acquisition by Philips, he worked for four years for ADAC Laboratories, most recently as president. Mr. Burbach also spent six years with the management consulting firm of McKinsey & Company, Inc., where he was most recently a senior engagement manager in the firm’s healthcare practice. Mr. Burbach received a B.S. in Industrial Engineering from Stanford University in 1984 and an M.B.A. from Harvard business School in 1990. We believe that Mr. Burbach’s experience as a chief executive officer and director of other public life sciences companies qualifies him to serve on our board of directors.
Carlos Paya, M.D., Ph.D., age 58, has served as a member of our board of directors since March 2017. Since May 2011, Dr. Paya has served as president, chief executive officer and director of Immune Design Corp. He previously served as president of Elan Corporation, a pharmaceutical corporation, which was acquired by Perrigo Company, from November 2008 to April 2011. Before joining Elan Corporation, Dr. Paya was at Eli Lilly & Company, a pharmaceutical corporation, from September 2001 to November 2008, as vice president, Lilly Research Laboratories. From January 1991 to August 2001,

Dr. Paya was professor of medicine, immunology, and pathology, and vice dean of the clinical investigation program at the Mayo Clinic in Rochester, Minnesota. He received his M.D. and Ph.D. degrees from the University of Madrid and underwent postdoctoral training at the Institute Pasteur, Paris, France. We believe that Dr. Paya’s experience in the life sciences industry gives him the qualifications and skills to serve on our Board.
Continuing Class III Directors (Term Expiring in 2019)
Samuel D. Colella, age 77, has served as a member and chairman of our board of directors since July 2000. Mr. Colella is a managing director of Versant Ventures, a healthcare venture capital firm he co-founded in 1999, and has been a general partner of Institutional Venture Partners since 1984. Mr. Colella currently serves on the board of directors of Flexion Therapeutics, Inc. (NASDAQ: FLXN), a specialty pharmaceutical company. Mr. Colella also is currently a member of the board of directors of several private companies. Mr. Colella served on the board of directors of Genomic Health, Inc. (NASDAQ: GHDX), a molecular diagnostics company, from 2001 to 2014; Alexza Pharmaceuticals, Inc. (NASDAQ; ALXA), a pharmaceutical company, from 2002 to 2012; Jazz Pharmaceuticals, Inc. (NASDAQ: JAZZ), a biopharmaceutical company, from 2003 to 2012; Veracyte, Inc. (NASDAQ: VCYT), a diagnostics company, from 2006 to 2014; Solta Medical, Inc., a medical aesthetics company, from 1997 to 2007; and Symyx Technologies, Inc., a life science company that merged with Accelrys, Inc. from 1997 to 2007. Mr. Colella received a B.S. in business and engineering from the University of Pittsburgh and an M.B.A. from Stanford University. We believe that Mr. Colella’s broad understanding of the life science industry and his extensive experience working with emerging private and public companies, including prior service as chairman of boards of directors, qualifies him to serve on, and as chairman of our board of directors.
Stephen Christopher Linthwaite, age 46, joined Fluidigm as President and Chief Operating Officer in August 2016 and has served as our President, Chief Executive Officer, and Director since October 2016. From August 2003 to April 2016, Mr. Linthwaite held various managerial positions at Thermo Fisher Scientific Inc., a life sciences company, and prior to its acquisition by Thermo Fisher, at Life Technologies Corporation, a life sciences company, including president, genetic sciences division, from December 2014 to April 2016, president, genetic analysis platform, from September 2011 to December 2014, and various other managerial positions at Invitrogen prior to the creation of Life Technologies through a merger of Invitrogen and Applied Biosystems. Prior to joining Invitrogen, Mr. Linthwaite held various strategic consulting roles. Mr. Linthwaite served on the board of directors of Claritas Genomics, Inc. from December 2014 to April 2016. Mr. Linthwaite received a M.B.A. from the University of Virginia (Darden) School of Business, and a B.A. in Foreign Affairs from the University of Virginia. Prior to business school, Mr. Linthwaite served on active duty in the U.S. Army as an armor officer. We believe that Mr. Linthwaite’s extensive industry experience with life sciences companies qualifies him to serve on our board.
Non-Continuing Directors
John A. Young, age 85, has been a member of our board of directors since March 2001. Mr. Young retired in October 1992 after having served as president and chief executive officer of Hewlett-Packard Company, a diversified electronics manufacturer, since 1978. Mr. Young served as a director of Affymetrix, Inc. (NASDAQ: AFFX), a provider of genomic analysis tools and reagents for genetic testing, from 1992 to 2010, and Vermillion, Inc. (NASDAQ: VRML), a molecular diagnostics company, from 1994 to 2008. He currently serves as a director of Nanosys, Inc., a private venture-backed semiconductor company specializing in nanotechnology. Mr. Young received a B.S. in electrical engineering from Oregon State University and an M.B.A. from Stanford University. We believe that Mr. Young’s extensive executive management experience qualifies him to serve on our board of directors. Mr. Young has notified the Company that he will retire as a director effective as of the annual meeting.
Evan Jones, age 60, has served as a member of our board of directors since April 2011. Since 2007, Mr. Jones has served as managing member of jVen Capital, LLC, a life sciences investment company. He also serves as chairman and chief executive officer of OpGen, Inc. (NASDAQ: OPGN), a publicly-traded precision medicine company using molecular diagnostics and bioinformatics to combat infectious diseases. Previously, he co-founded Digene Corporation, or Digene, a publicly-traded biotechnology company focused on women’s health and molecular diagnostic testing that was sold to Qiagen, N.V. (NASDAQ:

QGEN) in 2007. He served as chairman of Digene’s board of directors from 1995 to 2007, as Digene’s chief executive officer from 1990 to 2006, and as Digene’s president from 1990 to 1999. From 2008 to 2013, Mr. Jones also served as a member of the board of directors of CAS Medical Systems, Inc. (NASDAQ: CASM), a developer of patient vital signs monitoring products and technologies. In addition, Mr. Jones has served as a member of the board of directors of Foundation Medicine, Inc. (NASDAQ: FMI), a molecular information company dedicated to transformations in cancer care, since 2013, and Veracyte, Inc. (NASDAQ: VCYT), a molecular cytology company, since 2008. Mr. Jones received a B.A. from the University of Colorado and an M.B.A. from The Wharton School at the University of Pennsylvania. We believe that Mr. Jones’ extensive experience in the molecular diagnostic testing industry, as chief executive officer of a public company focused on molecular diagnostic testing, as well as his service as a director of other public and private companies, qualifies him to serve on our board of directors. As previously disclosed in our Current Report on Form 8-K filed on May 24, 2017, Mr. Jones notified the Company that he will continue to serve as director until the expiration of his term at our 2017 annual meeting of stockholders.
The ages of our directors as indicated in this proxy statement are determined as of June 1, 2017.

PROPOSAL NUMBER 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In 2016, our stockholders had the opportunity to cast an advisory vote to approve our executive compensation policies and procedures. More than 95% of the votes cast by stockholders supported our executive compensation policies and procedures. In addition, at our 2011 annual meeting of stockholders, the stockholders approved holding the advisory vote every year, which we believe will allow for a meaningful evaluation period of performance against our compensation practices. Accordingly, as required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote to approve the compensation of the named executive officers identified in the 2016 Summary Compensation Table in the “Executive Compensation” section of this proxy statement. In connection with Proposal 2, we are also holding an advisory vote on the frequency of the stockholder vote on executive compensation again this year as required by the by the Dodd-Frank Act. See “Proposal 3 — Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.”
Compensation Program and Philosophy
The primary goal of our executive compensation program is to ensure that we hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our compensation philosophy is team-oriented and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our non-CEO executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance.
In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:
•
Team-oriented approach to establishing compensation levels;

•
Compensation should relate to performance;

•
Equity awards help executive officers think like stockholders; and

•
Total compensation opportunities should be competitive.

Our board of directors believes that our current executive compensation program has been effective at linking executive compensation to our performance and aligning the interests of our executive officers with those of our stockholders. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Fluidigm Corporation named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative disclosures set forth in the proxy statement relating to Fluidigm’s 2017 annual meeting of stockholders.”
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to named executive officers for the year ended December 31, 2016. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Although this say-on-pay vote is advisory and, therefore, will not be binding on us, our compensation committee and our board of directors value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation
Our board of directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL NUMBER 3
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE
COMPENSATION

As required by the Dodd-Frank Act, we also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our executive compensation programs, such as Proposal Number 2 of this proxy statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.
After considering this agenda item, our board of directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for Fluidigm. The board of director’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted, and approved on an annual basis. As part of the annual review process, the board of directors believes that stockholder sentiment should be a factor that is taken into consideration by the board of directors and the compensation committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for Fluidigm, and we look forward to hearing from our stockholders on this agenda item every year. Accordingly, our board of directors recommends that the advisory vote on executive compensation be held every year.
You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:
“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Fluidigm Corporation is to hold an advisory vote by stockholders to approve the compensation of Fluidigm Corporation named executive officers as set forth in the proxy statement relating to Fluidigm’s Annual Meeting of Stockholders under the caption “Executive Compensation,” including the section captioned “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure.”
Required Vote
The alternative of every “ONE YEAR,” “TWO YEARS” or “THREE YEARS” that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote thereon at the meeting will be considered the frequency preferred by stockholders. You may vote for “ONE YEAR”, for “TWO YEARS”, for “THREE YEARS” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of this proposal.
Even though your vote is advisory and, therefore, will not be binding on Fluidigm, the board of directors and the compensation committee value the opinions of our stockholders and will consider our stockholders’ vote. Nonetheless, our board of directors may decide that it is in the best interests of our stockholders and Fluidigm to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.
Recommendation
Our board of directors recommends a vote for the option of every “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL NUMBER 4
Approval of THE 2017 Employee Stock Purchase Plan

Stockholders are being asked to approve a new employee stock purchase plan, the 2017 Employee Stock Purchase Plan, also referred to as the ESPP, and the number of shares reserved for issuance under the ESPP. The ESPP allows our employees to buy our shares of Company common stock (also referred to as Shares) at a discount through their accumulated contributions. Our board of directors has determined that offering an employee stock purchase program is critical to our ability to compete for talent in the life sciences industry. Accordingly, our board of directors adopted the ESPP in May 2017 and reserved 1,000,000 shares of Fluidigm’s common stock for issuance under the ESPP, subject to approval from the stockholders at the 2017 annual meeting of stockholders. The ESPP will become a significant part of our overall equity compensation strategy (especially with respect to our non-executive employees) if it is approved by our stockholders. If our stockholders do not approve the ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired, which could adversely affect our business and long-term stockholder value.
Description of the Material Features of the ESPP
The following paragraphs provide a summary of the material features of the ESPP and its operation. However, this summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the specific language of the ESPP. A copy of the ESPP is provided as Appendix A to this proxy statement.
Purpose
The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of Fluidigm’s common stock through accumulated contributions, which generally will be made through payroll deductions. The ESPP permits the administrator (as discussed below) to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (also referred to as the Code). In addition, the ESPP authorizes the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.
Shares Available for Issuance
If our stockholders approve this proposal, a total of 1,000,000 shares of Fluidigm’s common stock will be reserved for issuance under the ESPP.
Administration
Our board of directors or a committee designated by our board of directors (also referred to as the administrator) administers the ESPP. All questions of interpretation or application of the ESPP are determined by the administrator and its decisions are final and binding upon all participants. The administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to designate separate offerings under the ESPP, to adjudicate disputed claims under the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP. The administrator is further authorized to adopt rules and procedures regarding eligibility to participate, the definition of  “compensation,” handling of contributions, and making of contributions to the ESPP, among other responsibilities.
Eligibility
Generally, each employee of Fluidigm (or Fluidigm’s designated subsidiaries) is eligible to participate in the ESPP, except that no employee will be eligible to participate in the ESPP to the extent that (i) immediately after the grant, such employee would own 5% or more of the combined voting power of all classes of capital stock of Fluidigm or its parents or subsidiaries, or (ii) his or her rights to purchase stock under all of Fluidigm’s employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock (determined as of the fair market value of the shares on the beginning of the offering period) for each calendar year. In addition, the administrator, in its sole discretion and prior to an offering date, may determine that an individual will not be eligible to participate if he or she: (i) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the administrator in its discretion), (ii) is a highly compensated employee under Section 414(q) of the Code, or (iii) is a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Non-employee directors are not eligible to participate in the ESPP.
As of June 15, 2017, approximately 326 employees of Fluidigm and Fluidigm subsidiaries designated to participate in the ESPP (including all of Fluidigm’s executive officers in the United States) would have been eligible to participate in the ESPP.
Offering Periods
Unless the administrator determines otherwise, each offering period under the ESPP will have a duration of approximately 6 months, either (i) commencing on the first trading day on or after May 31 of each year and terminating on the first trading day on or after November 30, approximately 6 months later, or (ii) commencing on the first trading day on or after November 30 of each year and terminating on the first trading day on or after May 31, approximately 6 months later. The administrator, in its discretion, may modify the terms of offering periods before they begin.
Any employee that is an eligible employee on the first day of an offering period may participate in the offering period by timely submitting a properly completed subscription agreement or other procedure determined by the administrator. On the first day of each offering period, each participant automatically is granted a right to purchase shares of our common stock. This purchase right is exercised on the last trading day of the offering period to the extent of the contributions made during such offering period, unless the purchase right has expired (upon termination of a participant’s employment) or the participant has withdrawn from the ESPP, as described in further detail below.
Contributions are accumulated throughout each offering period, generally through payroll deductions. The ESPP permits participants to make payroll deductions of up to 10% of their eligible compensation, which includes base straight time gross earnings and payments for overtime and shift premium but excludes payments for incentive compensation, commissions, bonuses, and other similar compensation. During an offering period, a participant generally may not change the rate of payroll deductions during the offering period, but the participant may withdraw from the ESPP and thereby discontinue his or her participation in the ESPP.
Once an employee becomes a participant in the ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with Fluidigm or one of Fluidigm’s designated subsidiaries terminates.
Exercise of Purchase Right
The number of whole shares that a participant purchases in an offering period will be determined by dividing the total amount of a participant’s contributions during that offering period by the purchase price, except that no fractional shares may be purchased under the ESPP. Unless the administrator determines otherwise, the purchase price will be 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period or (ii) the last day of the offering period, subject to compliance with the Code and the terms of the ESPP. The fair market value of a share of our common stock on any relevant date generally will be the closing price of a share of our common stock on that date, as reported on the NASDAQ Global Select Market. As of June 15, 2017, such per share closing price of a share of our common stock was $3.83.
A participant may not purchase more than 5,000 shares in an offering period, and any contributions left over in a participant’s account after his or her purchase right is exercised will be returned to the participant as soon as administratively possible after the end of the offering period.

Withdrawal
Generally, a participant may withdraw all of his or her contributions from an offering period by submitting a written or electronic notice at least 10 days before the end of the offering period, without such withdrawal affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new subscription agreement to Fluidigm.
Non-transferability.   A participant may not assign, transfer, pledge, or otherwise dispose of in any way the contributions credited to his or her account or any right to purchase Shares under the ESPP, except by will, the laws of descent and distribution, or by designation of a beneficiary in the manner provided under the ESPP).
Termination of Employment
Upon termination of a participant’s employment for any reason, including disability or death, he or she will be withdrawn from the ESPP, the contributions credited to the participant’s account (to the extent not used to purchase Shares under the ESPP) will be returned to him or her (or, in the case of death, to the person or persons entitled to receive such contributions, as provided in the ESPP), and such participant’s right to purchase shares under the ESPP will automatically be terminated.
Adjustments upon Changes in Capitalization; Dissolution or Liquidation; Merger or Change in Control
Changes in Capitalization
If there is any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of Fluidigm, or other change in the corporate structure of Fluidigm affecting our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the administrator will adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share, the number of shares of common stock covered by each right to purchase shares under the ESPP that has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.
Dissolution or Liquidation
In the event of Fluidigm’s proposed dissolution or liquidation, the administrator will shorten any offering period then in progress by setting a new purchase date and any offering periods will end on the new purchase date. The new purchase date will be prior to the dissolution or liquidation. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.
Change in Control
If there is a merger or “change in control,” as defined in the ESPP, each right to purchase shares under the ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the ESPP purchase rights, the administrator will shorten the offering period covered by such ESPP purchase right by setting a new purchase date on which such offering period will end. The new purchase date will be before the merger or change in control. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, before the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the ESPP
The administrator may at any time amend, suspend, or terminate the ESPP, including the term of any offering period then outstanding. Generally, no such termination can adversely affect previously granted rights to purchase shares under the ESPP.
Upon its approval by the stockholders, the ESPP will continue until terminated by the administrator in accordance with the terms of the ESPP.
Certain Federal Income Tax Information
The following brief summary of the effect of the U.S. federal income taxation upon the participant and Fluidigm with respect to the shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and more than one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of  (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of both of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. Fluidigm generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares before the expiration of the holding periods described above.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND FLUIDIGM UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits
Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of contributions. Accordingly, future purchases under the ESPP are not determinable. As of the date hereof, no rights to purchase shares of our common stock have been granted pursuant to the ESPP.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the 2017 Employee Stock Purchase Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Recommendation
Our board of directors recommends a vote “FOR” the approval of the 2017 Employee Stock Purchase Plan and the number of shares reserved for issuance thereunder.
* * * * *

PROPOSAL NUMBER 5
APPROVAL OF AMENDMENTS TO OUR EQUITY COMPENSATION PLANS TO ALLOW
FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM

We are asking our stockholders to approve amendments to our 2011 Equity Incentive Plan (the “2011 Plan”), 2009 Equity Incentive Plan (the “2009 Plan”), and 1999 Stock Option Plan (the “1999 Plan”), and the DVS Sciences, Inc. 2010 Equity Incentive Plan (the “DVS Plan”) to allow us to implement a one-time stock option exchange program (the “Exchange Program”), as described in detail below. If the stockholders approve the amendments to the 2011 Plan, the 2009 Plan, the 1999 Plan, and the DVS Plan (collectively, the “Plans”), the amended Plans will replace the current versions of the Plans, and we will be permitted to implement the Exchange Program. Otherwise, the current versions of the Plans will remain in effect, and we will not implement the Exchange Program.
The Exchange Program would permit Eligible Employees (as defined below) to exchange their outstanding options to purchase shares of our common stock that were granted under the Plans and have per share exercise prices that are greater than 120% of the fair market value of a share of our common stock on the Exchange Program’s commencement date (or a date shortly before the commencement date) for stock options or restricted stock units (“RSUs”) covering a lesser number of shares (as determined in accordance with exchange ratios calculated as described below) that will be granted under our 2011 Plan, as described in further detail below. Eligible Employees surrendering Eligible Options will receive new equity awards in the form of RSUs, except Eligible Employees having a title of Vice President or above will receive new equity awards in the form of stock options. The Board determined that Vice Presidents and above (including our executive officers) will receive stock options and not RSUs because these executive-level employees should only receive value for their new equity awards based on our positive stock price performance. All new equity awards granted in the Exchange Program would have a new vesting schedule of approximately three years to promote retention. The new equity awards would be granted shortly following the expiration of the offer. None of our non-employee directors would be eligible to participate in the Exchange Program and do not stand to gain from the Exchange Program other than in their general capacity as stockholders.
Our board of directors unanimously recommends a vote “FOR” the approval of the amendment of the Plans to allow the Exchange Program.
Our board of directors believes the Exchange Program would (i) increase long-term stockholder value by improving our ability to incentivize and retain our employees through the cancellation of outstanding options that currently provide diminished retention or incentive value to our employees and (ii) create retention value for the company by requiring employees to “re-earn” equity awards as a result of the new equity awards received through the Exchange Program having new vesting schedules. Further, our Eligible Employees having a title of Vice President or above, including our executive officers, will only receive value for their new equity awards based on our positive stock price performance.
Reasons for the Exchange Program
Equity awards are an essential component of our long-term incentive compensation program because they allow us to provide competitive employee compensation and incentives, which enable us to recruit the talented employees necessary to successfully develop and market our products.
Our stock price had generally increased during the period from our IPO in February 2011 to early March 2014, when our stock price was just under $49.00. However, since the middle of April 2015 (at which time our stock price was just under $45.00), our stock price has consistently declined. Since January 2016, our stock price has traded between just under $4.00 and just under $11.00, and the closing price of our stock was $4.10 as of June 22, 2017.
As a result of our stock price decline, a large number of our employees hold options that are substantially “underwater” (which means that the per share exercise prices of the options are higher than the current market price of our common stock). As of June 15, 2017, the weighted average exercise price per share of options held by our employees was $12.85, while the closing price for our common stock was $3.83. As of that date, approximately 89.34% of the outstanding options held by our employees were underwater. These underwater options have reduced retention or incentive value to our employees but continue to contribute to equity award overhang by approximately 2,135,615 shares. In addition, under applicable accounting rules, we must continue to recognize compensation expense related to these options while they are outstanding, even if they are never exercised.
Beginning in November 2016, our board of directors and our compensation committee began to consider employee retention issues caused by the lower market price for our common stock relative to exercise prices of outstanding options. The company retained Compensia, Inc. (“Compensia”), an independent compensation consulting firm, to assist our compensation committee in evaluating such issues and in structuring a compensation program designed to retain and incentivize our employees holding underwater options. We evaluated several alternatives with Compensia, including increasing cash compensation and/or granting additional equity awards. While we may have implemented some of these alternatives to a degree, we do not believe that relying exclusively on such approaches is ideal. For example, relying entirely on increasing cash compensation would substantially increase our compensation expenses and reduce our cash flow from operations, while relying entirely on grants of additional stock options at current market prices or RSUs would substantially increase our overhang and cause dilution to our stockholders. We determined that providing employees the opportunity to exchange underwater options for equity awards covering a lesser number of shares with a new vesting schedule of approximately three years was the most attractive alternative for a number of reasons, including the following:
Reasonable, Balanced Incentives.   As described in more detail below, participating employees will surrender options that are substantially underwater for options or RSUs covering a lesser number of shares. We believe the grant of equity awards covering a lesser number of shares is a reasonable and balanced exchange for underwater options and would have a much stronger current impact on employee retention than do underwater options.
Restore Retention and Motivation Incentives.   The competition for the highly skilled and educated employees that we rely on is intense, and equity awards are an important part of our employees’ total compensation and our ability to recruit and retain employees. For options to serve their intended purposes, they need to have per share exercise prices at least near the current price of our common stock. Substantially underwater options therefore do not provide sufficient employee retention and motivation value. Failing to address the underwater option issue in the near to medium term will thus make it more difficult for us to retain our key employees. If we cannot retain these employees, our business, results of operations and future stock price could be adversely affected. We believe that offering to replace underwater options with new equity awards will aid in both retaining and motivating employees because the new equity awards will be more likely to deliver value to our employees. Also, the new equity awards will further promote employee retention because the vesting periods of the new equity awards generally will exceed the remaining vesting periods of the surrendered options. We believe that replacing the underwater options with new equity awards will be more effective in retaining and incentivizing employees than providing additional cash compensation, which could adversely affect our business. Further, because Eligible Employees having a title of Vice President or above, including our executive officers, will receive new awards in the form of stock options, they will only receive value for their new equity awards based on our positive stock price performance.
Reduce Outstanding Equity Awards.   Not only do the underwater options have diminished employee retention value, they cannot be removed from our equity award overhang until they are exercised, expire or otherwise terminate (for example, when an employee leaves our employment). If all Eligible Options (as defined below) are exchanged and based on calculations performed as of June 15, 2017, and assuming a September 1, 2017 tender offer and an exercise price eligibility threshold of  $5.00, options to purchase up to approximately 2,135,615 shares could be surrendered and cancelled, while, based on such assumptions, new equity awards covering approximately 1,005,060 shares would be issued, resulting in a net reduction in the equity award overhang by approximately 1,130,555 shares, or approximately 3.84 % of the number of shares of our common stock outstanding as of June 15, 2017. Under the terms of the 2011 Plan, any shares covered by exchanged options that were granted under the 2009 Plan and 1999 Plan automatically will be reserved for future issuance under the 2011 Plan as a result of the cancellation of such options pursuant to the Exchange Program.
Align Compensation Costs with Retention and Motivation Value of Equity Awards.   Our underwater options generally have exercise prices that were equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these grants while they remain outstanding, even if they are never exercised because they remain underwater and do not fully provide the intended incentive and retention benefits. By replacing underwater options that have diminished retention or incentive value with new equity awards that will provide both enhanced retention and incentive value while incurring only minimal incremental compensation expense, we will be able to use our compensation tools more efficiently.
Decrease Pressure for Additional Grants.   If we are unable to conduct an Exchange Program in which underwater options with diminished incentive value may be exchanged for equity awards covering a lesser number of shares that provide higher motivation and retentive value, we may find it necessary to issue significant additional equity awards to employees above and beyond our ongoing equity grant practices in order to provide renewed incentive to employees. Any such additional grants would increase our overhang as well as our compensation expense and would result in additional potential dilution to stockholders.
Incentivize Stock Price Performance for Executives.   Employees having a title of Vice President or above, including our executive officers, are eligible to participate in the Exchange Program but they will receive new equity awards in the form of stock options. As a result, our executives will only receive value for their new equity awards based on positive stock price performance. This aligns the interests of our executives with our stockholders.
Reasons for the Amendment to the Plans
Although (i) our 2011 Plan permits us to institute an exchange program where outstanding awards may be surrendered or cancelled in exchange for awards of the same type or a different type and (ii) our 1999 Plan permits us to institute an exchange program whereby options are exchanged for options with a lower exercise price, the DVS Plan does not permit us to institute such any such exchange program and our 1999 Plan does not permit us to exchange options for RSUs. Notwithstanding the terms of the Plans, our board of directors considers this proposal to be an important event for the company. Accordingly, we have decided to seek stockholder approval of these amendments to the Plans to permit the one-time Exchange Program described in this proposal. Absent stockholder approval of these amendments, this one-time Exchange Program will not be implemented by our board of directors under any of the Plans.
Description of the Exchange Program
Eligible Employees
The Exchange Program generally will be open to all individuals who are employees of the company or any of its subsidiaries (including our executive officers) at the start of the Exchange Program. Such individuals are referred to as “Eligible Employees.” In addition to being an Eligible Employee as of the start of the Exchange Program, an individual will only be eligible to participate in the Exchange Program if he or she continues to be employed by the company or any of its subsidiaries through the date the new equity awards are granted. Our board of directors will have the authority to exclude individuals who would otherwise be Eligible Employees in non-U.S. jurisdictions if it determines that local law or other constraints make the participation of employees or contractors in a certain country infeasible or impractical. At the time that we commence the Exchange Program, we may elect to cash out certain Eligible Options held by Eligible Employees in certain countries, subject to country restrictions or we may determine to implement a different arrangement that would provide for additional retention incentives for these individuals. We also may elect to cash out or exclude otherwise Eligible Options that, upon exchange at the then-applicable exchange ratios, would result in a grant to any individual employee or eligible contractor of a total of 50 or fewer shares covered by an equity award. In the event that we cash out certain Eligible Options to address administrative and other needs, we anticipate that these small amounts of shares will be cashed out based on the exchange ratios established prior to the start of the Exchange Program. Consultants and non-employee directors of the company and its subsidiaries will not be eligible to participate in the Exchange Program.
Participation in the Exchange Program would be voluntary. As of June 15, 2017, there were approximately 198 Eligible Employees holding options that would constitute Eligible Options based on the assumptions described below.

Eligible Options
The only options that Eligible Employees may exchange in the Exchange Program are those outstanding options under any of the Plans held by an Eligible Employee that have a per share exercise price greater than 120% of the fair market value of our stock price as measured at the Exchange Program’s commencement date or a date shortly before the commencement date (the “Eligible Options”). If we receive stockholder approval of the amendments to the Plans to allow the Exchange Program, we expect to commence the execution of the Exchange Program in August 2017. Our intent in using an exercise price eligibility threshold is to ensure that only outstanding options that are significantly underwater are eligible for the Exchange Program.
As of June 15, 2017, and assuming an exercise price eligibility threshold of  $5.00 per share, Eligible Employees were holding Eligible Options to purchase approximately 2,135,615 shares of our common stock, with a weighted average exercise price of  $13.88 per share and a weighted average remaining term of 7.74 years. Since the exchange ratios (discussed below) will not be calculated until shortly before the commencement of the Exchange Program (at which time the fair value of the Eligible Options and new equity awards can be estimated), we are unable to determine at this time the number of new equity awards which may be granted in connection with the Exchange Program. All Eligible Options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.
Exchange Ratios
The Exchange Program is not structured as a one-for-one exchange. Instead, it more closely will approximate a value-for-value exchange of the Eligible Options for new equity awards (with the value of RSUs based on their intrinsic values and the value of options determined using a Lattice valuation model, which may be different than their fair value for financial accounting purposes), but adjusted as determined necessary or desirable by our compensation committee prior to the start of the Exchange Program to satisfy our retention goals of the Exchange Program. Therefore, Eligible Employees surrendering outstanding Eligible Options will receive new equity awards covering a lesser number of shares than are covered by the surrendered options, with Eligible Employees having a title of Vice President or above receiving such equity awards in the form of options (with per share exercise prices equal to the fair market value of a share of our common stock on the date of grant) and all other Eligible Employees receiving such equity awards in the form of RSUs. The number of shares underlying an Eligible Option that will be surrendered in exchange for each share covered by a new equity award is referred to as the “exchange ratio.” The exchange ratio will vary depending on the extent to which the Eligible Options are underwater at the time we implement the Exchange Program. As a result, the exchange ratios will vary and generally will be higher as the exercise price of the Eligible Option increases. We may further adjust the exchange ratios to provide additional incentive to the Eligible Employees to satisfy our retention goals or for other reasons such as rounding for administrative ease. Our compensation committee will establish the final exchange ratios shortly before the Exchange Program commences.
Although the exchange ratios cannot be determined now, we can provide an example if we make certain assumptions regarding the start date of the offer, the fair market value of our common stock and a sample methodology for determining an exchange ratio that would achieve our retention goals of the Exchange Program. For illustrative purposes only, suppose that at the time we set the exchange ratios (at an assumed date of June 15, 2017, for purposes of this illustration), the exercise price eligibility threshold is $5.00, and all currently Eligible Options remain outstanding, and all of the Eligible Employees remain eligible to participate. Assume further that our compensation committee decides that exchange ratios will be determined by taking the exchange ratio that would represent equal value for equal value (based on the Lattice value for options and the intrinsic value for RSUs).

Based on these assumptions, the following table shows the exchange ratios that would be used in the exchange:
If the Exercise Price of an Eligible Option is:		The Exchange Ratio for Employees Receiving RSUs is:	The Exchange Ratio for Employees Receiving Options is:
From:	To:
$ 5.00	$5.99	2.00	1.00
$ 6.00	$6.99	2.16	1.35
$ 7.00	$7.99	2.41	1.51
$ 8.00	$8.99	2.84	1.64
$ 9.00	$9.99	2.62	1.78
$10.00	$10.99	2.92	1.83
$11.00	$11.99	3.00	1.88
$12.00	$12.99	N/A	N/A
$13.00	$13.99	4.27	2.68
$14.00	$14.99	4.56	2.86
$15.00	$15.99	4.76	2.98
$16.00	$16.99	4.89	3.06
$17.00	$17.99	4.95	N/A
$18.00	$18.99	5.00	3.15
$19.00	$19.99	5.15	N/A
$20.00	$20.99	5.25	N/A
$21.00	$21.99	N/A	N/A
$22.00	$22.99	N/A	N/A
$23.00	$23.99	5.50	3.20
$24.00	$24.99	N/A	N/A
$25.00	$25.99	5.75	3.50
$26.00	$26.99	N/A	N/A
$27.00	$27.99	5.97	3.74
$28.00	$28.99	6.20	N/A
$29.00	$29.99	6.40	N/A
$30.00	$30.99	N/A	N/A
$31.00	$31.99	7.00	N/A
$32.00	$32.99	7.25	N/A
$33.00	$33.99	7.50	N/A
$34.00	$34.99	N/A	N/A
$35.00	$35.99	N/A	N/A
$36.00	$36.99	N/A	N/A
$37.00	$37.99	8.00	N/A
$38.00	$38.99	8.50	N/A
$39.00	$39.99	N/A	N/A
$40.00	$40.99	N/A	N/A
$41.00	$41.99	9.00	5.50
$42.00	$42.99	N/A	N/A
$43.00	$43.99	9.32	N/A
$44.00	$44.99	N/A	N/A
$45.00	$45.99	N/A	N/A
$46.00	$46.99	9.70	N/A
$47.00	$47.99	10.54	6.60
All new awards received in the Exchange Program will be rounded up to the nearest whole share.

For example, if an Eligible Employee that does not have a title of Vice President or above surrenders an Eligible Option to purchase 1,000 shares with an exercise price of  $20.00 per share, that Eligible Employee would receive new RSUs covering 191 shares (that is, 1,000 divided by 5.25, rounded up to the nearest share).
In determining the appropriate methodology for setting the exchange ratios that will achieve our retention goals of the Exchange Program, our compensation committee may determine to use a formula that differs from that described above or may determine that an approach that does not use a specified formula would be appropriate. Generally, however, our compensation committee expects that the exchange ratios would be greater with respect to the Eligible Options with higher per share exercise prices and lower with respect to the Eligible Options with lower per share exercise prices. This is because generally, an Eligible Option with a higher per share exercise price (and thus more deeply underwater) has less value than an otherwise underwater Eligible Option with a per share exercise price that is closer to the fair market value of a share of our common stock.
Setting the exchange ratios in the manner described above likely will result in the issuance of new equity awards with a fair value for financial accounting purposes that is higher than the fair value of the Eligible Options surrendered in the exchange. Our board of directors and compensation committee have determined that the recognition of additional compensation cost is necessary to achieve our retention goals of the Exchange Program, which we believe will benefit the company and its stockholders in the long run.
Based on the assumptions described above, the following table summarizes information regarding the options eligible for exchange in the Exchange Program, as of June 15, 2017:
Exercise Price of Eligible Options		Number of Shares Underlying Eligible Options	Weighted Average Price of Eligible Options	Weighted Average Remaining Term of Eligible Options (Years)	Maximum Number of New Options	Maximum Number of New RSUs
From:	To:
$ 5.00	$5.99	15,785	$5.86	9.75	15,500	143
$ 6.00	$6.99	696,469	$6.29	9.63	501,326	9,123
$ 7.00	$7.99	141,429	$7.10	8.73	56,593	23,239
$ 8.00	$8.99	80,147	$8.48	5.61	18,745	17,412
$ 9.00	$9.99	225,679	$9.16	9.07	121,395	3,669
$10.00	$10.99	57,726	$10.78	8.52	17,225	8,982
$11.00	$11.99	34,643	$11.37	8.46	10,311	5,087
$12.00	$12.99	—	—	—	—	—
$13.00	$13.99	65,496	$13.19	4.37	2,538	13,773
$14.00	$14.99	169,488	$14.54	4.71	8,102	32,131
$15.00	$15.99	55,876	$15.53	4.82	12,216	4,095
$16.00	$16.99	99,626	$16.72	5.63	29,560	1,880
$17.00	$17.99	9,368	$17.22	5.92	—	1,897
$18.00	$18.99	211,691	$18.58	5.74	6,128	38,490
$19.00	$19.99	660	$19.32	0.86	—	129
$20.00	$20.99	8,338	$20.25	7.15	—	1,595
$21.00	$21.99	—	—	—	—	—
$22.00	$22.99	—	—	—	—	—
$23.00	$23.99	4,250	$23.64	7.96	279	612
$24.00	$24.99	—	—	—	—	—
$25.00	$25.99	33,530	$25.23	7.93	8,858	440

Exercise Price of Eligible Options		Number of Shares Underlying Eligible Options	Weighted Average Price of Eligible Options	Weighted Average Remaining Term of Eligible Options (Years)	Maximum Number of New Options	Maximum Number of New RSUs
From:	To:
$26.00	$26.99	—	—	—	—	—
$27.00	$27.99	11,775	$27.10	7.12	2,674	298
$28.00	$28.99	1,990	$28.63	7.13	—	321
$29.00	$29.99	3,210	$29.37	7.01	—	503
$30.00	$30.99	—	—	—	—	—
$31.00	$31.99	10,460	$31.50	6.38	—	1,497
$32.00	$32.99	7,272	$32.28	6.49	—	1,007
$33.00	$33.99	3,560	$33.73	7.54	—	475
$34.00	$34.99	—	—	—	—	—
$35.00	$35.99	—	—	—	—	—
$36.00	$36.99	—	—	—	—	—
$37.00	$37.99	1,292	$37.46	7.88	—	162
$38.00	$38.99	11,020	$38.28	6.54	—	1,298
$39.00	$39.99	—	—	—	—	—
$40.00	$40.99	—	—	—	—	—
$41.00	$41.99	96,874	$41.14	7.74	10,797	4,182
$42.00	$42.99	—	—	—	—	—
$43.00	$43.99	413	$43.66	6.66	—	45
$44.00	$44.99	—	—	—	—	—
$45.00	$45.99	—	—	—	—	—
$46.00	$46.99	1,210	$46.85	6.71	—	125
$47.00	$47.99	76,338	$47.55	6.75	7,864	2,339
The total number of RSUs that a participating Eligible Employee will receive in exchange for a surrendered Eligible Option will be determined by converting the number of shares subject to the surrendered Eligible Option according to the applicable exchange ratio. The exchange ratios will be applied on a grant-by-grant basis. If our stock price is higher than our assumed price of  $4.17 per share (which results in an exercise price threshold of  $5.00) at the time that the exchange ratios actually are set, the Eligible Options will be more highly valued and, as a result, we likely will reduce the exchange ratios and issue more RSUs for a given Eligible Option, but at the same time, we may limit the number of options that would be eligible to participate in the Exchange Program. Conversely, if our stock price were to decrease from our assumed price of  $4.17 per share (which results in an exercise price threshold of  $5.00 per share) at the time that the exchange ratios actually are set, the Eligible Options will be valued at a lesser amount and, as a result, we likely will increase the exchange ratios and issue fewer RSUs for a given Eligible Option and it is possible that we would increase the number of options that would be eligible for the Exchange Program.
Terms and Vesting Schedule
The new equity awards will be subject to the terms and conditions of the 2011 Plan and an award agreement issued thereunder. Each new equity award will vest quarterly over approximately three years (subject in each case to the recipient remaining a service provider to the company through each vesting date) and will include any vesting acceleration provisions that applied to the Eligible Option it replaces. Generally, the Eligible Options have been scheduled to vest over 4 years following their employment start date or the date of grant. As a result, the new vesting schedules will extend the total vesting periods associated with the Eligible Options, meaning that, Eligible Employees participating in the Exchange Program will, in effect, have to “re-earn” the new equity awards through continued service. As of June 15, 2017, approximately 63.0% of the shares covered by the Eligible Options already were vested.
Implementing the Exchange Program
If we receive stockholder approval of the amendments to the Plans to allow the Exchange Program, the Exchange Program will begin within 12 months following such stockholder approval, with terms expected to be substantially similar to those described in this proposal. However, even if the stockholders approve the amendments to the Plans, our board of directors still may determine later not to implement the Exchange Program. It currently is anticipated that the Exchange Program will commence as promptly as practicable after this proposal has been approved by our stockholders and the Exchange Program has been approved by our board of directors.
Upon the commencement of the Exchange Program, Eligible Employees would receive written materials explaining the terms and timing of the Exchange Program (an “offer to exchange”). Eligible Employees would be given at least 20 U.S. business days to elect to exchange some or all of their Eligible Options for a grant of new equity awards. Eligible Employees would make these elections by filling out an election form which would be distributed to them as part of the offer to exchange and submitting the form to our designated representative within the 20 U.S. business day period (or such longer period as we choose to keep the offer open). After the offer to exchange is closed, all Eligible Options that were surrendered for exchange would be cancelled and we would grant new equity awards in accordance with the exchange ratios. All new equity awards will be granted under the 2011 Plan.
At or before commencement of the Exchange Program, we would file the offer to exchange with the Securities and Exchange Commission (the “SEC”) as part of a tender offer statement on Schedule TO. Eligible Employees, as well as stockholders and members of the public, would be able to obtain the tender offer statement and other documents we file with the SEC free of charge from the SEC’s website at www.sec.gov.
Potential Modification to Terms of Exchange Program
Although we do not anticipate that the SEC would require us to materially modify the Exchange Program’s terms, it is possible that we will need to alter the terms of the Exchange Program to comply with comments from the SEC. Changes in the terms of the Exchange Program may also be required for tax purposes. In addition, we intend to make the Exchange Program available to our employees who are located in certain countries outside of the U.S. where permitted by local law and where we determine it is feasible and practical to do so. It is possible that we may need to make modifications to the terms offered to Eligible Employees in countries outside the U.S. to comply with local requirements, or for tax or accounting reasons. Our board of directors or our compensation committee will retain the discretion to make any such necessary or desirable changes to the terms of the Exchange Program for purposes of complying with comments from the SEC or optimizing the U.S. or foreign tax consequences.
Potential Modification to Terms of Exchange Program Due to Changing Circumstances
While the terms of the Exchange Program are expected to be materially similar to the terms described in this proposal, we may find it necessary or appropriate to change the terms of the Exchange Program to take into account our administrative needs, legal requirements, accounting rules, company policy decisions that make it appropriate to change the Exchange Program and the like. For example, we may alter the method of determining exchange ratios if we decide that there is a more efficient and appropriate way to set the ratios while still continuing to limit incremental compensation expense. The final terms of the Exchange Program will be set forth in the offer to exchange. Our board of directors or our compensation committee will retain the discretion to make any necessary or desirable changes to the terms of the Exchange Program. In addition, our board of directors or our compensation committee reserves the right to amend, postpone, or cancel the Exchange Program once it has commenced. Additionally, we may decide not to implement the Exchange Program even if our stockholders approve the amendments to the Plans to allow the Exchange Program. If our stock price increases significantly, we may reassess the advisability of implementing the Exchange Program.

Program Participation
Since the decision whether to participate in the Exchange Program is completely voluntary, we are not able to predict who or how many Eligible Employees will elect to participate, how many Eligible Options will be surrendered for exchange, or the number of new equity awards that may be issued. The Exchange Program will not be conditioned on a minimum level of participation.
Effect on Stockholders; Impact on the 2011 Plan Share Reserve
We are unable to predict the precise impact of the Exchange Program on our stockholders because we are unable to predict how many or which Eligible Employees will exchange their Eligible Options. The following table summarizes the effect of the Exchange Program, assuming all Eligible Options were exchanged (assuming an exercise price eligibility threshold of  $5.00 per share), as of June 15, 2017:
	Prior to the Exchange	Following the Exchange
Shares of Common Stock Outstanding	29,414,727	28,284,172
Shares Covered by All Outstanding Options (including options held by all employees, executive officers and directors)	3,700,976	2,395,472
Shares Covered by All Outstanding Full Value Awards (that is, outstanding RSUs)	1,203,010	1,377,959
Shares Available for Future Award Grants Under the 2011 Plan (assuming Proposal Number 5 is approved)	903,475	2,034,030
Shares Available for Future Award Grants Under the 2011 Plan (assuming Proposal Number 5 is not approved)	903,475	903,475
After the Exchange Program, as presented in the example set forth in the table under the heading “Exchange Ratios” (assuming all Eligible Options are tendered), outstanding options would have a weighted average exercise price of  $4.18 and a weighted average remaining term of 9.44 years.
U.S. Federal Income Tax Consequences of Participating in the Exchange Program
The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Exchange Program. A more detailed summary of the applicable tax considerations to participants will be provided in the offer to exchange. The applicable U.S. federal income tax law and regulations may change, and the Internal Revenue Service may adopt a position contrary to the summary below. All holders of Eligible Options are urged to consult their own tax advisers regarding the tax treatment of participating in the Exchange Program under all applicable laws prior to participating in the Exchange Program.
We believe the exchange of Eligible Options for new equity awards pursuant to the Exchange Program should be treated as a non-taxable exchange and neither we nor any of the Eligible Employees should recognize any income for U.S. federal income tax purposes upon the surrender of Eligible Options and the grant of new equity awards. The tax consequences for participating non-U.S. employees may differ from the U.S. federal income tax consequences described in the preceding sentences.
U.S. Financial Accounting Consequences of the Exchange Program
We will establish the exchange ratios for the Exchange Program in a manner intended to result in the issuance of new equity awards that have a fair value substantially close to the fair value of the exchanged options they replace, but with the ability to establish exchange ratios that result in additional compensation expense to the extent our compensation committee determines prior to the start of the Exchange Program that it is necessary or desirable to do so to assist in our retention goals of the Exchange Program. For these purposes, options will be valued using a Lattice valuation model, and the RSUs will be valued based on their intrinsic values. The Lattice valuation model considers factors such as historical option exercise and cancellation data (which is used to estimate the timing and magnitude of exercises and post-vesting cancellations), the market price of our common stock, the strike price of the options, the remaining term of eligible options, our expected stock price volatility over the remaining term of the awards, the risk-free interest rate applicable over the remaining term of the awards, and the expected dividend yield.
However, we account for share-based payments in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), “Compensation-Stock Compensation,” which may value the equity awards subject to the offer differently. Accordingly, it is possible that, under ASC 718, the fair value of each equity award granted pursuant to the Exchange Program may exceed the fair value of the surrendered Eligible Options, in which case such excess will be considered incremental compensation. This excess, in addition to any remaining unrecognized expense for the Eligible Options surrendered in exchange for the new equity awards, will be recognized by us as an expense for compensation. This expense will be recognized ratably over the vesting period of the new equity awards in accordance with the requirements of ASC 718. In the event that any new equity awards are forfeited prior to their vesting due to termination of an employee’s service, the compensation cost related to the forfeited equity awards will not be recognized.
Additionally, compensation expense may be affected by fluctuations in our stock price after the exchange ratios have been set (which will occur shortly before the Exchange Program begins) but before the equity award exchange actually occurs. We currently recognize and will continue to recognize compensation expense relating to the Eligible Options, even though they are underwater and do not fully provide the intended incentive and retention benefits.
Summary of the Plans
The following general description of material features of the amended Plans is qualified in its entirety by reference to the provisions of the amendment to the Plans set forth in Appendix B of this proxy statement.
2011 Equity Incentive Plan
Our 2011 Plan was adopted by our board of directors on January 20, 2011, and approved by our stockholders on January 28, 2011. Our 2011 Plan became effective upon the closing of our initial public offering in 2011.
Eligibility.   Our 2011 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants. As of June 15, 2017, we had seven non-employee directors and approximately 532 employees (including our employee directors) and 45 consultants.
Share Reserve.   The total number of shares of our common stock reserved for issuance under our 2011 Plan is equal to 1,250,000 shares plus (i) the shares of our common stock reserved under our 1999 Plan or 2009 Plan that, as of the date of effectiveness of the registration statement filed in connection with our initial public offering in 2011, had not been issued or were not subject to any awards granted under our 1999 Plan or 2009 Plan and (ii) the shares of our common stock subject to awards granted under our 1999 Plan or 2009 Plan that, after the date of effectiveness described above, expire or otherwise terminate without having been exercised in full and the shares of our common stock issued pursuant to awards granted under our 1999 Plan or 2009 Plan that are forfeited to or repurchased by us, provided that the maximum number of shares of our common stock that may be added to our 2011 Plan pursuant to (i) and (ii) is 3,022,096 shares. The number of shares available for issuance under the 2011 Plan will also include an annual increase on the first day of each fiscal year beginning in 2012, equal to the least of:
•
1,000,000 shares;

•
4% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or

•
such lesser amount determined by our board of directors.

Generally, if an award expires or becomes unexercisable without having been exercised in full, is surrendered under an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased shares) that were subject to such awards will become available for future grant or sale under the 2011 Plan (unless it has terminated). With respect to stock appreciation rights, only shares actually issued will cease to be available. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.
As of June 15, 2017, options to purchase 3,483,263 shares of our common stock and 1,203,010 restricted stock units were outstanding under the 2011 Plan and 903,475 shares of our common stock remained available for issuance under the 2011 Plan.
Administration.   Our board of directors or a committee appointed by our board of directors administers our 2011 Plan. Currently, our compensation committee administers our 2011 Plan. Different committees may administer our 2011 Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (“Section 162(m)”), such awards must be granted and administered by a committee consisting of two or more “outside directors” within the meaning of Section 162(m).
Subject to the provisions of our 2011 Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the 2011 Plan. The administrator has the power to determine the terms of awards, including the exercise price, the number of shares subject to each such award, the time when awards may be exercised, and the form of consideration payable upon exercise. The administrator also has the authority to amend awards, to implement the Exchange Program, and to institute any other exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, (iii) and/or the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.
Stock Options.   Options may be granted under our 2011 Plan. Subject to the provisions of our 2011 Plan, the administrator determines the terms and conditions of options. The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Stock Appreciation Rights.   Stock appreciation rights may be granted under our 2011 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of our 2011 Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.
Restricted Stock.   Restricted stock may be granted under our 2011 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.
Restricted Stock Units.   Restricted stock units may be granted under our 2011 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.
Performance Units and Shares.   Performance units and performance shares may be granted under our 2011 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or before to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares, or in some combination of both.
Transferability of Awards.   Unless the administrator provides otherwise, our 2011 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.
Certain Adjustments.   If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the 2011 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2011 Plan.
Dissolution or Liquidation.   If there is a proposed liquidation or dissolution of our company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.
Merger or Change in Control.   Our 2011 Plan provides that if there is a merger or “change in control” (as defined under the 2011 Plan) of our company, each outstanding award will be treated as the administrator determines. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.
With respect to awards held by a non-employee director that are assumed or substituted for, if such non-employee director’s service as a director of ours or a successor corporation is terminated on or after the date of such merger or change in control (except for a voluntary resignation that is not at the request of the acquirer), then the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met in the event.
Plan Amendments and Termination.   Our 2011 Plan will automatically terminate in 2021, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate the 2011 Plan, but such action will not impair the rights of any participant without his or her written consent.
2009 Equity Incentive Plan
Our 2009 Plan was adopted by our board of directors on April 30, 2009, and approved by our stockholders on August 14, 2009. Our 2009 Plan was terminated in 2011 in connection with the adoption and approval of our 2011 Plan. Following the termination of our 2009 Plan, we did not grant any additional awards under the 2009 Plan, but the 2009 Plan continues to govern outstanding awards previously granted under the 2009 Plan.
Eligibility.   Our 2009 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, and restricted stock units to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants.
Share Reserve.   As of June 15, 2017, options to purchase 170,852 shares of our common stock were outstanding under the 2009 Plan.
Administration.   Our board of directors or a committee appointed by our board of directors administers our 2009 Plan. Currently, our compensation committee administers our 2009 Plan. Different committees may administer our 2009 Plan with respect to different groups of service providers. Subject to the terms of the 2009 Plan, the administrator generally has the power to make all determinations necessary or advisable for administering the 2009 Plan, including the power to prescribe, amend and rescind rules and regulations relating to the 2009 Plan (including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws), to interpret the 2009 Plan and awards granted under the 2009 Plan, and to amend awards. The administrator also has the power to implement the Exchange Program and to institute any other exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is reduced or increased. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.
Stock Options.   Subject to the provisions of our 2009 Plan, the administrator determined the terms and conditions of options. The per share exercise price of an option generally must have been at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an option could not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owned 10% of the voting power of all classes of stock of our company or any of its parent or subsidiary corporations, the term of such option could not exceed 5 years, and the per share exercise price of such incentive stock option must have been at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, he or she may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Transferability of Awards.   Unless the administrator provides otherwise, our 2009 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments.   If there are certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2009 Plan, the administrator will make adjustments to one or more of the number, class and price of shares covered by each outstanding award.
Liquidation or Dissolutions.   If there is a proposed liquidation or dissolution of our company, the administrator will notify participants as soon as practicable before the effective date of such event, and all awards will terminate immediately before the consummation of such proposed transaction.
Merger or Change in Control.   Our 2009 Plan provides that if there is a merger or “change in control” (as defined under the 2009 Plan) of our company, each outstanding award will be treated as the administrator determines. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award (or portion of the award), then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.
Plan Amendments.   Our board of directors has the authority to amend or alter the 2009 Plan provided such action does not impair the existing rights of any participant.
1999 Stock Option Plan
Our 1999 Plan was adopted by our board of directors and approved by our stockholders on May 12, 1999. The 1999 Plan was terminated on April 30, 2009, in connection with the adoption and approval of our 2009 Plan, but the 1999 Plan continues to govern outstanding awards previously granted under the 1999 Plan.
Eligibility.   Our 1999 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants.
Share Reserve.   As of June 15, 2017, options to purchase 4,951 shares of our common stock were outstanding under the 1999 Plan.
Administration.   Our board of directors or a committee appointed by our board of directors administers our 1999 Plan. Currently, our compensation committee administers our 1999 Plan. Subject to the terms of the 1999 Plan, the administrator has the power to interpret the terms of the 1999 Plan and awards granted under the 1999 Plan. The administrator has the power to prescribe, amend and rescind rules and regulations relating to the 1999 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws. The administrator has the authority to implement the Exchange Program and to initiate any other option exchange program whereby stock options are exchanged for stock options with a lower exercise price. The administrator may also reduce the exercise price of any option to the then-current fair market value if the fair market value of our common stock has declined since the date the option was granted. The administrator may offer to buy out an option for a payment in cash or shares, based on such terms and conditions as the administrator establishes. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.
Stock Options.   Subject to the provisions of our 1999 Plan, the administrator determined the terms and conditions of options. The per share exercise price of an option generally had to be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an option could not exceed 10 years. With respect to any incentive stock option granted to an individual who owned 10% of the voting power of all classes of stock of our company or any of its parent or subsidiary corporations, the term could not exceed 5 years and the exercise price had to equal at least 110% of the fair market value on the grant date. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement, which could not be less than 6 months in the event of the participant’s termination as a result of death or disability or 30 days for any other reason. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Transferability of Awards.   Our 1999 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.
Certain Adjustments.   If there are certain changes in our capitalization, the administrator will make adjustments to the number and price of shares covered by each outstanding award.
Liquidation or Dissolutions.   If there is a proposed liquidation or dissolution of our company, the administrator will notify participants as soon as practicable before the effective date of such event, and all options will terminate immediately prior to the consummation of such event to the extent not previously exercised.
Merger of Asset Sale.   Our 1999 Plan provides that if there is a merger of our company or a sale of substantially all of our assets, each outstanding stock option will be assumed or an equivalent option or right substituted by the successor corporation. If there is no assumption or substitution of outstanding options (or portions of options), the options (or portions of options) will fully vest and become fully exercisable. In such case, the administrator will provide notice to the optionee that he or she has the right to exercise the option as to all of the shares subject to the option for a period of 15 days and that the option will terminate upon the expiration of such period.
Plan Amendments and Termination.   Our board of directors has the authority to amend or alter the 1999 Plan, but such action will not impair the existing rights of any participant without his or her written consent.
DVS Sciences, Inc. 2010 Equity Incentive Plan
In connection with our acquisition of DVS Sciences, Inc. in 2014, we assumed certain awards granted under the DVS Plan, and the DVS Plan was terminated. However, the DVS Plan continues to govern such assumed awards that remain outstanding.
Eligibility.   The DVS Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to DVS Sciences employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options and stock purchase rights to DVS Sciences employees, directors and consultants and DVS Sciences parent and subsidiary corporations’ employees and consultants.
Share Reserve.   As of June 15, 2017, options to purchase 41,910 shares of our common stock were outstanding under the DVS Plan.
Administration.   Our board of directors or a committee appointed by our board of directors administers the DVS Plan. Currently, our compensation committee administers the DVS Plan. Subject to the terms of the DVS Plan, the administrator generally has the power to interpret the terms of the DVS Plan and the assumed awards and to exercise such powers and perform such acts as the administrator deems necessary or desirable to promote our best interests. The administrator may implement the Exchange Program and, at any time, offer to buy out (for a payment in cash or shares) an option previously granted, based on such terms and conditions as the administrator establishes. The administrator’s decisions, determinations, and interpretations are final and binding on all holders of awards.
Stock Options.   Subject to the provisions of the DVS Plan, the administrator determined the terms and conditions of options. The per share exercise price of an option granted under the DVS Plan generally must have been at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an option could not exceed 10 years. However, with respect to an incentive stock option granted to a participant who owned 10% of the voting power of all classes of stock of DVS Sciences, Inc. or any of its parent or subsidiary corporations, the term could not exceed 5 years, and the per share exercise price had to be at least 110% of the fair market value of a share of our common stock on the grant date. After the termination of service of a participant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Transferability of Awards.   The DVS Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.
Certain Adjustments.   If there are certain changes in our capitalization, the administrator will adjust the number, kind, and price of shares covered by each outstanding award.
Change in Control.   If there is a “change in control” (as defined under the DVS Plan and which includes a liquidation or dissolution) of our company, each outstanding award may be assumed or an equivalent award or right substituted by the surviving or acquiring corporation or entity. If there is no assumption or substitution, then awards by participants in the DVS Plan who have not terminated service before such event will accelerate and be made fully exercisable and all restrictions on such awards will lapse at least 10 days before the closing of such event. All awards will terminate upon the closing of the event.
Plan Amendments.   Our board of directors has the authority to amend or alter the DVS Plan at any time, but such action will not impair the existing rights of any participant without his or her written consent.
U.S. Federal Income Tax Consequences of Participation in Plans Generally
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Plans. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Nonqualified Stock Options
Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired through the exercise of such option.
Incentive Stock Options
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. No tax deduction is available to us with respect to the grant of an incentive stock option. Optionees who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Restricted Stock
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired through a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Units; Performance Shares; Performance Units
There are no immediate tax consequences of receiving an award of restricted stock units, performance shares or performance units. A participant who is awarded restricted stock units, performance shares or performance units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the compensation committee or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Deductibility of Awards
We generally will be entitled to a tax deduction in connection with an award under the Plans in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by us paid to certain of its executives. The limit, however, does not apply to any awards that qualify as “qualified performance-based compensation.”
Stock Issuances
A recipient of a fully vested stock issuance will recognize income generally measured by the fair market value of the shares on the date of grant, less the purchase price paid (if any). Any taxable income recognized by a recipient who is also an employee in connection with a stock issuance will be subject to tax withholding by us. Upon a disposition of such shares by the recipient, any gain or loss is treated as long-term or short-term capital gain or losses, depending on the length of time the recipient held the shares.
Deferred Compensation
Equity awards, including nonstatutory stock options and restricted stock units, can be subject to the requirements of Section 409A of the Code. These requirements include limitations on election timing, acceleration of payments, and distributions. If an award is subject to and fails to satisfy the requirements of

Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest charges on such deferred compensation. In addition, certain states, such as California, have enacted laws similar to Section 409A and as a result, failure to comply with such similar laws may result in additional state income, penalty and interest charges. We intend to structure any awards under the Plans to be exempt from or otherwise meet the applicable tax law requirements.
Other Tax Consequences
State tax consequences may in some cases differ from those described above. Awards under the Plans will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
New Plan Benefits
Although we are not able to predict which or how many employees will elect to participate in the Exchange Program, the maximum number of shares covered by options and RSUs that an employee may receive under the 2011 Plan through the Exchange Program is set forth below. For each of  (i) our named executive officers, (ii) current executive officers, as a group, (iii) current directors who are not executive officers, as a group, and (iv) all employees who are not executive officers, as a group, the following table sets forth the following information, based on the assumptions described above: (i) the aggregate number of shares of common stock subject to Eligible Options granted under the Plans, (ii) the average per share exercise prices of such Eligible Options, (iii) the maximum number of shares covered by new options that may be granted through the Exchange Program, (iv) the dollar value of such new options, (v) the maximum number of shares covered by new RSUs that may be granted through the Exchange Program, and (vi) the dollar value of such new RSUs.
	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options	Maximum Number of Shares Subject to New Options	Dollar Value of New Options(1)	Maximum Number of Shares Subject to New RSUs	Dollar Value of New RSUs(1)
Stephen Christopher Linthwaite President and Chief Executive Officer	329,500	$7.39	219,023	$525,655	—	$—
Vikram Jog Chief Financial Officer	167,187	$14.62	91,338	$219,211	—	$—
Steven C. McPhail Chief Commercial Officer	95,875	$12.46	55,855	$134,052	—	$—
Mai Chan (Grace) Yow Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd..	172,593	$17.07	76,951	$184,682	—	$—
Nicholas Khadder Senior Vice President, General Counsel and Secretary	106,300	$6.89	73,910	$177,384	—	$—
Gajus V. Worthington Former President and Chief Executive Officer	—	$—	—	$—	—	$—
William M. Smith Former Executive Vice President, Legal Affairs, General Counsel and Secretary	—	$—	—	$—	—	$—

	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options	Maximum Number of Shares Subject to New Options	Dollar Value of New Options(1)	Maximum Number of Shares Subject to New RSUs	Dollar Value of New RSUs(1)
Marc Unger Former Executive Vice President, Research and Development and Marketing	—	$—	—	$—	—	$—
Executive group	871,455	$11.19	517,077	$1,240,985	—	$—
Non-executive director group	—	—	—	—	—	$—
Non-executive officer employee group	1,264,160	$15.73	313,034	$751,282	174,949	$670,055

(1)
Reflects the aggregate grant date fair value of the equity awards computed in accordance with ASC 718, based on the $3.83 closing price per share of our common stock on the NASDAQ Global Select Market on June 15, 2017.

Financial Statements
Our financial statements and other information required by Item 13(a) are incorporated by reference from our annual report on Form 10-K filed with the SEC on March 3, 2017 and from our quarterly report on Form 10-Q filed with the SEC on May 9, 2017.
If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the amendments to the Plans to allow the Exchange Program does not constitute an election to participate in the Exchange Program.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the amendments to the Plans to allow the Exchange Program. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Recommendation
Our board of directors recommends a vote “FOR” the approval of amendments to the Plans to allow for the Exchange Program.

PROPOSAL NUMBER 6
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed PricewaterhouseCoopers LLP to audit the financial statements of our company for the fiscal year ending December 31, 2017 and recommends that stockholders vote in favor of the ratification of such appointment. On August 28, 2015, we notified Ernst & Young LLP of its dismissal as our independent registered public accounting firm effective as of that date. The dismissal of Ernst & Young LLP was approved by our audit committee. Effective August 28, 2015, the audit committee approved the engagement of PricewaterhouseCoopers LLP as our registered independent public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2015.
Ernst & Young LLP’s reports on our consolidated financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of our consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period through August 28, 2015, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure which, disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the matter in their reports.
We requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young LLP’s letter dated September 2, 2015 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on September 2, 2015.
On August 28, 2015, we selected PricewaterhouseCoopers LLP as our new independent registered public accounting firm. The decision to engage and appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved by our audit committee.
We entered into an engagement letter for consulting services with PricewaterhouseCoopers LLP in December 2013 in connection with our then anticipated acquisition of DVS Sciences, Inc. and consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles as follows:
(i) Accounting for the our acquisition of DVS Sciences, Inc. in 2014 and the application of ASC 805, Business Combinations thereto, including evaluation of items that would qualify as purchase price in the transaction;
(ii) Accounting for the issuance of our 2.75% Senior Convertible Notes due 2034 in 2014 and the application of ASC 815, Derivatives and Hedging and ASC 470, Debt thereto, including the identification and bifurcation of embedded derivatives and accounting for ancillary derivative agreements; and
(iii) The application of ASC 280, Segment Reporting in 2014 in connection with our acquisition of DVS Sciences, Inc.
These matters were reflected in our audited annual financial statements for the year ended December 31, 2014.
We also engaged PricewaterhouseCoopers LLP for other services in connection with its acquisition of DVS Sciences, Inc. in 2014, including assistance with due diligence, valuation, and integration matters.
Other than described above, neither we nor anyone acting on our behalf consulted with PricewaterhouseCoopers LLP on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that PricewaterhouseCoopers LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
At the annual meeting, stockholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017. Stockholder ratification of the appointment of PricewaterhouseCoopers LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2017 if our audit committee believes that such a change would be in the best interests of Fluidigm and its stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.
Required Vote
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 requires the affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Recommendation
Our board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.
Principal Accounting Fees and Services
The following table sets forth the aggregate fees for audit services provided by PricewaterhouseCoopers LLP for the years ended December 31, 2016 and December 31, 2015:
	2016	2015
Audit fees(1)	$1,296,464	$1,248,247
Audit-related fees	—	—
Tax fees(2)	72,000	—
All other fees	—	—
Total fees	$1,368,464	$1,248,247

(1)
Audit fees for 2016 and 2015 consist of fees billed or to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual consolidated financial statements and for review of certain quarterly financial statements.

(2)
For 2016, Tax fees consist of fees billed by PricewaterhouseCoopers LLP for professional services rendered primarily for intercompany transfer pricing services.

Policy on Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board, or PCAOB, regarding auditor independence, our audit committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.
All of the services of PricewaterhouseCoopers LLP for 2015 and 2016 described above were pre-approved by the audit committee.
Report of the Audit Committee
The audit committee assists the board in fulfilling its oversight responsibility over Fluidigm’s financial reporting process. It is not the duty of the audit committee to plan or conduct audits, to prepare Fluidigm’s financial statements, or to assess Fluidigm’s internal control over financial reporting. Management has the primary responsibility for preparing the financial statements and assuring their accuracy, effectiveness, and completeness. Management is also responsible for the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing Fluidigm’s financial statements and internal control over financial reporting and expressing its opinion as to whether the statements present fairly, in accordance with accounting principles generally accepted in the United States, Fluidigm’s financial condition, results of operations, and cash flows. However, the audit committee reviews and discusses the financial statements with management and the independent registered public accounting firm prior to the presentation of financial statements to our stockholders and, as appropriate, initiates inquiries into various aspects of Fluidigm’s financial affairs.
Unless the audit committee has reason to question its reliance on management or the independent registered public accounting firm, the members of the audit committee necessarily rely on information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of Fluidigm’s financial statements have been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with accounting principles generally accepted in the United States.
In this context, the audit committee has met and held discussions with management and the independent registered public accounting firm to review Fluidigm’s audited 2016 consolidated financial statements (including the quality of Fluidigm’s accounting principles). Management represented to the audit committee that Fluidigm’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the audit committee consulted with management and the independent registered public accounting firm prior to approving the presentation of the audited 2016 consolidated financial statements to stockholders. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.
The audit committee has discussed with the independent accountant the independent accountant’s independence from Fluidigm and its management. As part of that review, the audit committee received the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. Based on the reviews and discussions referred to above, the audit committee recommended to the board, and the board approved, Fluidigm’s audited consolidated financial statements for the year ended December 31, 2016 for filing with the SEC as part of Fluidigm’s Annual Report on Form 10-K. The audit committee has appointed PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the year ending December 31, 2017.
The Audit Committee
Patrick S. Jones (Chair)
Evan Jones
Gerhard F. Burbach
Nicolas Barthelemy
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing by Fluidigm under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Fluidigm specifically incorporates the Audit Committee Report by reference therein.

EXECUTIVE OFFICERS
The names of our executive officers, their ages, their positions with Fluidigm and other biographical information as of June 15, 2017 are set forth below. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Stephen Christopher Linthwaite	46	President, Chief Executive Officer, and Director
Vikram Jog	60	Chief Financial Officer
Steven C. McPhail	63	Chief Commercial Officer
Mai Chan (Grace) Yow	58	Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd.
Nicholas Khadder	43	Senior Vice President, General Counsel, and Secretary
Jennifer Lee	54	Vice President, Controller, and Principal Accounting Officer
Stephen Christopher Linthwaite. Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance — Class III Directors (Term Expiring in 2019).”
Vikram Jog has served as our Chief Financial Officer since February 2008. From April 2005 to February 2008, Mr. Jog served as chief financial officer for XDx, Inc. (now CareDx, Inc.), a molecular diagnostics company. From March 2003 to April 2005, Mr. Jog was a vice president of Applera Corporation, a life science company that is now part of Thermo Fisher Scientific, and vice president of finance for its related businesses, Celera Genomics and Celera Diagnostics. From April 2001 to March 2003, Mr. Jog was vice president of finance for Celera Diagnostics and corporate controller of Applera Corporation. Mr. Jog received a Bachelor of Commerce degree from Delhi University and an M.B.A. from Temple University. Mr. Jog is a member of the American Institute of Certified Public Accountants.
Steven C. McPhail joined Fluidigm as General Manager, Production Genomics in May 2015 and became our Chief Commercial Officer in August 2016. From December 2014 to March 2015, Mr. McPhail was vice president, special projects at Quintiles Transnational Corporation, a biopharmaceutical development and commercial outsourcing services firm. From February 2003 to August 2012, Mr. McPhail was president and chief executive officer of Expression Analysis, Inc., a genomic services company that was acquired by Quintiles Transnational Corporation in August 2012, where Mr. McPhail was president of the post-acquisition operation until December 2014. Prior to Expression Analysis, Inc., Mr. McPhail held various staff and management positions at companies in the diagnostic, biotechnology, and medical device markets, including ArgoMed Inc., Xanthon, Inc., TriPath Imaging Inc., Dynex Technologies, Inc., and Abbott Laboratories. Mr. McPhail serves on the board of visitors of NC Children’s Hospital and on the board of trustees of the Carolinas chapter of the Crohn’s and Colitis Foundation of America as well as ImproveCareNow, a quality improvement network designed to improve the care and outcomes of children with inflammatory bowel disease. Mr. McPhail received a B.S. in Biology from San Diego State University.
Mai Chan (Grace) Yow has served as Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd., our Singapore subsidiary, since February 2012, and as Managing Director of Fluidigm Singapore Pte. Ltd. since March 2006. Ms. Yow served as Vice President, Worldwide Manufacturing, from March 2006 to January 2012. From June 2005 to March 2006, Ms. Yow served as General Manager of Fluidigm Singapore Pte. Ltd. From August 2004 to May 2005, Ms. Yow served as vice president engineering (Asia) for Kulicke and Soffa, a public semiconductor equipment manufacturer. From March 1991 to July 2004, Ms. Yow served as director, assembly operations, plant facilities and EHS, for National Semiconductor Singapore, a semiconductor fabrication subsidiary of National Semiconductor Corporation. Ms. Yow received a B.E. in electronic engineering from Curtin University, a certificate in management studies from the Singapore Institute of Management, and a diploma in electrical engineering from Singapore Polytechnic.
Nicholas Khadder has served as our Senior Vice President, General Counsel, and Corporate Secretary since June 2016. From 2010 to June 2016, Mr. Khadder held various positions at Amyris, Inc., an industrial biotechnology company, including senior vice president, general counsel and corporate secretary from 2013 to June 2016, interim general counsel from July 2013 to December 2013 and assistant general counsel from

October 2010 to July 2013. Prior to joining Amyris, Mr. Khadder served in senior corporate counsel roles at LeapFrog Enterprises, Inc., an educational entertainment company, from August 2008 to September 2010, and at Protiviti, Inc., an internal audit and risk consulting firm, from June 2005 to July 2008. Before commencing his in-house legal career, Mr. Khadder was a corporate law associate at Fenwick & West LLP from 1998 to 2005. Mr. Khadder received a J.D. from Berkeley Law (the University of California, Berkeley, School of Law) and a B.A. in English from the University of California, Berkeley.
Jennifer Lee has served as Vice President, Controller, and Principal Accounting Officer since May 2016. From 1996 to May 2016, Ms. Lee held various finance leadership roles at Genentech, Inc., a biotechnology company that was acquired by Roche Holdings, Inc., in March 2009, including Director of Commercial Finance from 2010 to May 2016, Director of General Audit from 2008 to 2009, Director of Collaborations Finance and Royalties from 2006 to 2008 and Associate Director of External Reporting from 2000 to 2006. Prior to joining Genentech, Ms. Lee held staff and managerial roles at Pacific Gas and Electric Company and Arthur Andersen & Co. Ms. Lee received her B.S. in accounting from San Francisco State University and her M.B.A. from Golden Gate University. Ms. Lee is also a certified public accountant.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
This Compensation Discussion and Analysis provides information regarding the 2016 compensation awarded to, earned by, or paid to our named executive officers. These individuals were:
•
Stephen Christopher Linthwaite, our President and Chief Executive Officer;

•
Vikram Jog, our Chief Financial Officer;

•
Nicholas Khadder, our Senior Vice President, General Counsel, and Secretary;

•
Steven C. McPhail, our Chief Commercial Officer;

•
Mai Chan (Grace) Yow, our Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd.;

•
Gajus V. Worthington, our former President and Chief Executive Officer;

•
William M. Smith, our former Executive Vice President, Legal Affairs, General Counsel and Secretary; and

•
Marc Unger, Ph.D., our former Executive Vice President, Research and Development and Marketing.

Management Changes During 2016
Mr. Linthwaite joined Fluidigm as our Chief Operating Officer and President on August 4, 2016. On October 19, 2016, he was appointed our Chief Executive Officer and President. Mr. Worthington resigned from his position of President and Chief Executive Officer effective October 19, 2016. Mr. Unger resigned from his position of Executive Vice President, Research and Development and Marketing effective December 12, 2016 following a leave of absence from the Company. Mr. Smith resigned from his position of Executive Vice President, Legal Affairs, General Counsel and Secretary effective June 6, 2016, but continued with the Company as an employee in a non-executive capacity through January 1, 2017. Mr. Khadder joined us as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary on June 6, 2016. Mr. McPhail joined Fluidigm as General Manager, Production Genomics in May 2015 and became our Chief Commercial Officer in August 2016.
Overview
The compensation committee of our board of directors is responsible for establishing, implementing, and monitoring adherence with our compensation philosophy. The committee seeks to ensure that the total compensation paid to our executive officers is fair and reasonable. Currently, we have six executive officers, five of whom are our named executive officers. In addition, as required by the rules of the SEC, we have included Gajus Worthington, our former President and Chief Executive Officer, in our compensation table because he served as our Principal Executive Officer through October 2016, when Mr. Linthwaite became our President and Chief Executive Officer. Mr. Worthington continues to work with us as a consultant. We have also included William M. Smith, our former Senior Vice President, General Counsel, and Secretary, and Marc Unger, our former Executive Vice President, Research and Development and Marketing, because they are former executive officers for whom disclosure would have been required if they had still been serving as executive officers as of December 31, 2016. As a group, we refer to these executive officers as our “named executive officers.” Details of 2016 compensation for our named executive officers can be found in the section entitled “Executive Compensation — Summary Compensation Table.”

This section describes our compensation program for our executive officers and how it applies to our named executive officers specifically. The discussion focuses on our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. We address why we believe our compensation program is appropriate for us and our stockholders and explain how executive compensation is determined.
Objectives and Principles of Our Executive Compensation Program
The primary goal of our executive compensation program is to ensure that we attract, hire, and retain talented and experienced executive officers who are motivated to achieve or exceed our corporate goals. We seek to have an executive compensation program that fosters synergy among our management team, incentivizes our executive officers to achieve our short-term and long-term goals, and fairly rewards our executive officers for corporate and individual performance. In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:
•
Team-oriented approach to establishing compensation levels.   We believe that it is critical that our executive officers work together as a team to achieve overall corporate goals rather than focusing exclusively on individual departmental objectives.

•
Compensation should relate to performance.   We believe that executive compensation should be directly linked to corporate as well as individual performance, including through the use of performance-based compensation.

•
Equity awards help executive officers think like stockholders.   We believe that our executive officers’ total compensation should have a significant equity component because stock-based awards help reinforce the executive officers’ long-term interest in our overall performance and align the interests of our executive officers with the interests of our stockholders.

•
Total compensation opportunities should be competitive.   We believe that our total compensation programs should be competitive so that we can attract, retain, and motivate talented executive officers who will help us to perform better than our competitors.

We target total cash compensation for our executive officers, consisting of base salary and cash incentive bonuses, at approximately the 50th percentile of our peer group. Prior to 2016, we targeted long-term equity incentives for our executive officers between the 50th and 75th percentiles of our peer group. For 2016, we targeted equity incentives for our executive officers at approximately the 50th percentile of our peer group, which was reduced to manage available equity under our 2011 Equity Incentive Plan in 2016. For new executive officer hires, we establish initial base salaries through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level, the base salaries of our other executive officers, and our most recent compensation survey of our peer group. Except as described herein, our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between cash and non-cash compensation, among different forms of non-cash compensation, or with respect to long-term and short-term performance. The determination of our compensation committee as to the appropriate use and weight of each component of executive compensation is subjective, based on its views of the relative importance of each component in meeting our overall objectives and factors relevant to the executive officer. An individual executive may be compensated above or below the targeted percentage based on factors such as performance, job criticality, experience and skill set. Since our initial public offering, cash compensation has played an increasing role in our compensation programs as we have sought to align compensation with our peer group. Nevertheless, equity compensation remains a meaningful element of our compensation philosophy.
Role of the Compensation Committee and Executive Officers in Setting Executive Compensation
The compensation committee has principal responsibility for reviewing our executive compensation structure, evaluating the performance of our executive officers relative to our corporate objectives, and considering and approving executive compensation. Members of the compensation committee are appointed by our board of directors. During 2016, our compensation committee consisted of Samuel D. Colella, Evan Jones, John A. Young, and Gerhard F. Burbach. In March 2017, Nicolas Barthelemy was

appointed to our compensation committee and our compensation committee now consists of Samuel D. Colella, Evan Jones, John A. Young, Nicolas Barthelemy and Gerhard F. Burbach. Our compensation committee held 11 meetings during 2016. Mr. Burbach has served as Chairman of the compensation committee since February 2015.
Our compensation committee operates under a written charter adopted by our board of directors, which establishes the duties and authority of the compensation committee. A copy of our compensation committee charter is available on our website at http://investors.fluidigm.com/corporate-governance.cfm.
The fundamental responsibilities of our compensation committee are to:
•
assist the board of directors in providing oversight of our compensation policies, plans, and benefits programs;

•
assist the board of directors in discharging the board’s responsibilities relating to oversight of the compensation of our executive officers (including officers reporting under Section 16 of the Exchange Act);

•
review and make recommendations to the board of directors with respect to executive officer compensation, plans, policies, and programs; and

•
administer our equity compensation plans for executive officers and employees.

In determining each executive officer’s compensation, our compensation committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. Individual executive officer performance is evaluated by our Chief Executive Officer, in the case of other executive officers, and by the compensation committee, in the case of our Chief Executive Officer. While our Chief Executive Officer provides input on his compensation, he does not participate in compensation committee or board deliberations regarding his own compensation. Our Chief Executive Officer meets with the compensation committee to discuss executive compensation matters and to make recommendations to the compensation committee with respect to other executive officers. The compensation committee may modify individual compensation components for executive officers and is not bound to accept the Chief Executive Officer’s recommendations. The compensation committee (or, in some cases, the independent members of the board) makes all final compensation decisions for our executive officers. In addition, it is the compensation committee’s practice to consult with the independent members of the board of directors prior to making material changes to our compensation policies.
Although we generally make many compensation decisions in the first quarter of the calendar year, the compensation evaluation process is ongoing. Compensation discussions and decisions are designed to promote our fundamental business objectives and strategy. Evaluation of management performance and rewards is performed annually or more often as needed.
2016 Advisory Stockholder Vote on Executive Compensation
We value the opinions of our stockholders. At the 2016 annual meeting of stockholders, more than 95% of shares voted on the say-on-pay proposal were in favor of our executive compensation program described in last year’s proxy statement. In light of this strong stockholder support, our compensation committee affirmed our general principles and objectives relating to executive compensation and continues to apply such principles and objectives to our executive compensation program.
Executive Compensation Surveys
Our compensation committee has the authority to engage the services of outside consultants. In 2015 and 2016, the compensation committee directly engaged Radford, an independent compensation consulting firm, as its compensation consultant to review our then-existing executive compensation program, assess the competitiveness of such program, and advise our compensation committee on matters related to executive compensation for 2016.

Among other activities, Radford:
•
assisted us in identifying a peer group of companies for purposes of benchmarking our levels of compensation, collectively referred to as the benchmark companies;

•
gathered and analyzed compensation data from available compensation surveys; and

•
assisted us in assessing the competitiveness of our executive officer compensation program and developing a going-forward equity strategy.

Radford reported directly to the compensation committee. The compensation committee assessed the independence of Radford taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable NASDAQ Listing Standards, and concluded that that there were no conflicts of interest with respect to the work that Radford performed for the compensation committee.
Benchmark Companies
2015 Radford Survey for 2016 Executive Compensation.   As directed by our compensation committee, in connection with its 2015 survey, Radford reviewed companies in medical device and biotechnology research-related industries that were comparable to us with respect to size, market capitalization, and revenue based upon information available in public filings and from Radford’s Global Life Sciences Survey. The benchmark companies considered by our compensation committee and Radford as part of their 2016 executive compensation assessments were as follows:
Abaxis	Luminex	Sequenom
Accelerate Diagnostics	NanoString Technologies	SurModics
Affymetrix	Neogenomics	Veracyte
AtriCure	Pacific Biosciences	Zeltiq Aesthetics
GenMark Diagnostics	Quidel
Inogen	Repligen
Elements of Executive Compensation
The primary components of our executive compensation program are cash compensation, comprised of base salary and an annual incentive bonus plan, and long-term equity incentive awards. In addition, we have entered into severance and change of control agreements with our executive officers and provide our executive officers with health and other benefits that are generally available to all employees.
Cash Compensation
The first component of our executive compensation program is cash compensation, comprised of base salary and an executive bonus plan.
Base Salary
We pay an annual base salary to each of our executive officers in order to provide them with a fixed rate of cash compensation during the year. Our executive compensation philosophy is team-oriented as our success is dependent on our management team’s ability to work together to accomplish our corporate objectives. Therefore, we seek to provide our non-CEO executive officers with generally comparable levels of base salary.
2016 Base Salary.   Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level, the base salaries of our other executive officers, and our most recent compensation survey of our peer group. Thereafter, the compensation committee reviews the base salaries of our executive officers, including the named executive officers, annually and makes adjustments to base salaries as it determines to be necessary or appropriate. In February 2016, our compensation committee reviewed our executive officers’ base salaries in light of the 2015 Radford survey and general compensation trends in our industry. The 2015 Radford survey concluded that our 2015 executive base salaries placed us at approximately the 50th percentile of the benchmark companies (with some variation by position), consistent with our total cash compensation target. As a result, base salary increases for the named executive officers in 2016 were modest, and the compensation committee did not approve any increase for our former Chief Executive Officer in light of our financial performance in 2015. Ms. Yow’s relatively larger increase was based on the performance of our Singapore manufacturing operations in 2015, and Mr. McPhail’s relatively smaller increase reflects the fact that he only joined us in 2015. Mr. Linthwaite’s base salary at the time he was hired in August 2016 was initially $450,000 per year, but increased to $500,000 as a result of his promotion to President and Chief Executive Officer in October 2016. The 2016 base salary increases for our named executive officers, other than our executive officers who were hired in 2016 were retroactive to January 1, 2016.
Base Salary Summary.   The table below provides a summary of the effective base salaries for each of our named executive officers in 2015 and 2016:
Named Executive Officers	2015 Base Salary(1)		2016 Base Salary(1)		2016 Base Salary Percentage Increase(2)
Stephen Christopher Linthwaite(3) President and Chief Executive Officer		—		$500,000	—
Vikram Jog Chief Financial Officer		$329,600		$339,500	3.0%
Steven C. McPhail(4) Chief Commercial Officer		$333,000		$339,700	2.0%
Mai Chan (Grace) Yow(5) Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd.	S$	403,224	S$	423,400	5.0%
Nicholas Khadder(6) Senior Vice President, General Counsel, and Secretary		—		$325,000	—
Gajus V. Worthington(7) Former President and Chief Executive Officer		$504,700		$504,700	—
William M. Smith(8) Former Executive Vice President, Legal Affairs, General Counsel and Secretary		$334,750		$344,750	3.0%
Marc Unger, Ph.D.(9) Former Executive Vice President, Research and Development and Marketing		$304,500		$313,600	3.0%

(1)
Represents the highest annualized base salary established for the named executive officer during the year indicated.

(2)
Represents percentage of increase over prior year’s base salary.

(3)
Mr. Linthwaite joined Fluidigm as our Chief Operating Officer and President on August 4, 2016. On October 19, 2016, he was appointed our Chief Executive Officer and President. Mr. Linthwaite’s base salary at the time he was hired in August 2016 was initially $450,000 per year, but increased to $500,000 as a result of his promotion to President and Chief Executive Officer.

(4)
Mr. McPhail joined Fluidigm as our General Manager, Production Genomics in May 2015. In August 2016 he was appointed our Chief Commercial Officer.

(5)
Base salaries for Ms. Yow are shown in Singapore dollars, the nominal currency in which Ms. Yow is paid. Ms. Yow’s 2015 base salary expressed in U.S. Dollars based on the average exchange rates for the month of December 2015 would have been $286,329. Ms. Yow’s 2016 base salary expressed in U.S. Dollars based on the average exchange rates for the month of December 2016 would have been $294,856.

(6)
Mr. Khadder joined Fluidigm as our Senior Vice President, General Counsel, and Secretary on June 6, 2016.

(7)
Mr. Worthington served as our President and Chief Executive Officer until October 19, 2016.

(8)
Mr. Smith served as our Executive Vice President, Legal Affairs from February 2012 and as General Counsel and Secretary from May 2000 until June 2016.

(9)
Dr. Unger served as Executive Vice President, Research and Development and Marketing from December 10, 2015 until December 12, 2016.

Executive Bonus Plan
Our executive bonus plan is intended to provide a significant portion of our executive officers’ potential compensation. In contrast to the longer term incentives of equity incentive awards, our bonus program is designed to ensure that our executive officers are focused on our near-term performance and on working together to achieve key identified corporate objectives, typically weighted toward financial objectives, during the applicable fiscal year.
General Terms.   Our executive bonus plan creates a structure for our executive officer bonuses from year to year, while allowing the compensation committee to adopt specific programs each year. The executive bonus plan generally provides that executive officers will be eligible for a target bonus based upon the achievement of performance objectives established by the compensation committee. Since 2011, we have established a cash incentive program under the executive bonus plan annually, with payment of awards being determined based all or in part on achievement of performance objectives established by the compensation committee in its discretion. Under this structure, each of our fiscal years constitutes a new performance period under the bonus plan. Corporate goals under the bonus plan have been, and we expect will continue to be, reviewed each year and adjusted to reflect changes in our stage of development, competitive position, and corporate objectives.
Performance Objectives.   Under the terms of our bonus plan, any of the following factors may be used as a performance objective:

•
attainment of research and development milestones

•
business divestitures and acquisitions

•
cash flow and/or cash position

•
contract awards or backlog

•
customer renewals

•
customer retention rates from an acquired company, business, unit or division

•
departmental performance

•
earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings)

•
earnings per share

•
expenses, overhead or other expense reduction

•
growth in stockholder value relative to the moving average of the S&P 500 Index or another index

•
individual objectives such as peer reviews or other subjective or objective criteria

•
internal rate of return

•
market share

•
net income, net profit, net sales and/or net revenue

•
new product development

•
new product invention or innovation

•
number of customers

•
operating cash flow, expenses, income and/or margin

•
product defect measures

•
product release timelines

•
productivity

•
profit and/or gross margin

•
publicity or publication goals

•
return on assets, capital, equity, investment and/or sales

•
revenue and/or revenue growth

•
sales pipeline and orders

•
sales results and/or growth

•
stock price

•
time to market

•
total stockholder return

•
working capital

As determined by the compensation committee, performance goals may be based on generally accepted accounting principles, also referred to as GAAP, or based on non-GAAP results. Any actual results may be adjusted by the compensation committee for one-time items or unbudgeted or unexpected items when determining whether performance goals have been met. Goals may be evaluated on the basis of any factors the compensation committee determines relevant and may be on an individual, departmental, or company-wide basis. Performance goals may differ from participant to participant under the executive bonus plan and from award to award. In addition, our compensation committee may adjust the bonus pool established under the plan and any actual awards to be made under the plan, which may be at, below, or above targets established under the plan.
Committee Discretion.   Under the executive bonus plan, the compensation committee retains authority to award compensation absent attainment of a relevant performance goal, provide for cash incentive awards in excess of the target base salary percentages, reduce or eliminate awards, or provide for partial payment if performance goals are only partially met, in each case if the compensation committee determines appropriate in its discretion. The compensation committee may determine an adjustment to a bonus payout on the basis of such factors as it deems relevant and is not required to prospectively establish any weighting with respect to the factors it considers. We believe that maintaining this flexibility is helpful in ensuring that executive officers are appropriately compensated for their performance and are neither rewarded nor penalized as a result of unusual circumstances not foreseeable at the time the goals were developed.
2016 Bonus Program.   In late 2015 and early 2016, our compensation committee, in conjunction with Radford, reviewed our executive bonus programs, including a review of their incentive structures, with an objective of ensuring that our compensation programs promote both short-term and long-term growth. As discussed below, with respect to long-term equity incentive compensation, our compensation committee adopted a performance-based equity incentive program to link equity compensation to short- and long-term financial objectives. With respect to our cash bonus program, the compensation committee structured the plan for the 2016 performance period with the objective of incentivizing a return to revenue growth and achievement of other strategic objectives. The compensation committee maintained the levels of target awards at 70.0% of base salary for our former Chief Executive Officer and current Chief Executive Officer and 42.5% for the other executive officers, consistent with its philosophy of setting bonus and total cash compensation at approximately the median of our peer group.
Bonus Plan Structure.   For the 2016 corporate performance period, our bonus plan was weighted 70% toward corporate revenue goals and 30% toward strategic business objectives (described below). With respect to the corporate revenue goal weighting, bonuses were to be earned at 50% of target if a minimum threshold revenue is achieved, increasing on a linear basis such that 100% of the bonus award target is earned at target revenue and continuing up to a maximum of 130% of the bonus award target for substantial over-performance relative to the revenue target. No bonuses were to be paid under the executive bonus program for 2016, including with respect to strategic business objectives, if the minimum threshold revenue condition was not achieved. The compensation committee set the threshold level of revenue at an amount intended to ensure that no bonuses would be paid unless management successfully returned Fluidigm to credible revenue growth in 2016. In addition, the compensation committee, with the recommendation of our former Chief Executive Officer, set the target revenue objective at a level that it believed to be aggressive, but achievable
2016 Corporate Goals.   In February 2016, our compensation committee approved our corporate revenue goals and strategic business objectives for the 2016 performance period, which consisted of a corporate revenue goal of achieving a specified annual revenue and the following strategic business objectives: successfully launching new products and having a certain level of cash, cash equivalents and investments at the end of the year. The compensation committee believed that these goals would be achievable with a high level of executive officer performance. As indicated above, the compensation committee gave greater weighting to achieving our revenue targets but maintained discretion to alter the weightings among various objectives when it ultimately determined bonuses.
2016 Corporate Performance.   In March 2017, our compensation committee reviewed our performance in 2016 relative to the corporate objectives identified above. The compensation committee also reviewed each named executive officer’s individual performance based in large part on achievements in the functional department overseen by the respective named executive officer. The compensation committee determined that because Fluidigm had not met or exceeded its performance objectives relating to annual revenue, no bonuses would be paid for the 2016 performance period under our executive bonus plan.

Long-Term Equity Incentive Awards
The second component of our executive compensation program includes long-term equity incentive awards. We believe that equity awards are an effective means of aligning the interests of executive officers and stockholders, rewarding executive officers for the company’s success over the long term, and providing executive officers an incentive to remain with us. We have historically granted equity awards to new executive officers upon the commencement of their employment and consider additional grants to existing executive officers annually, based on our overall corporate performance, individual performance, and the executive officers’ existing equity grants and equity holdings. We target long-term incentive compensation for our executive officers between the 50th and 75th percentiles of our peer group.
Forms of Equity Awards
Prior to 2014, our executive officers and employees received equity awards only in the form of time-based stock option grants. In 2014, the compensation committee determined that it was appropriate to begin granting time-based restricted stock units in addition to stock options for both employees and executive officers based upon several factors, including the results of the 2013 Radford survey, which noted that approximately 50% of the benchmark companies granted their executive officers a mix of stock options and restricted stock units, with less than 15% of such companies granting equity awards to executive officers solely in the form of stock options; the competitive dynamics of the markets in which we recruit, with most of our larger competitors offering “full value” awards in the form of restricted stock units; and the more favorable dilutive impact of restricted stock units relative to stock option grants. To remain competitive in our market while furthering our executive compensation principles of directly linking executive compensation to corporate performance, reinforcing our executive officers’ long-term interest in our overall performance, and aligning the interests of our executive officers with the interests of our stockholders, our compensation committee determined that equity awards would be granted to executive officers comprised of stock options and restricted stock units, typically with a ratio of one restricted stock unit relative to 2.5 stock options granted. Subsequent to the end of 2015, the compensation committee determined it was appropriate to supplement time-based equity awards with equity awards that require certain performance-based goals to be met as a condition for any vesting. Under this approach, an executive officer is at risk with respect to the performance-based equity award unless specified performance is achieved. In particular, the compensation committee established the performance-based vesting conditions based on near-term and longer-term revenue objectives. If the performance-based conditions under these awards are achieved (as determined by the board or our compensation committee), a portion of the award will immediately vest and the balance of the award will commence vesting based on continued service. Similar to the structure of our 2016 executive bonus plans, the compensation committee set the revenue thresholds under the performance-based awards at levels intended to incentivize a return to credible growth rates and to reward substantial over-performance.
Grants of Equity Awards
2016 Grants.   As a part of the 2015 Radford survey on executive compensation, Radford reviewed the stock options and restricted stock units awarded to our executive officers in 2015. Radford’s review concluded that, based on the grant date fair value of stock options and restricted stock units awarded to our executive officers in 2015, our executive equity compensation generally placed us between the 50th and 75th percentile of the benchmark companies. For 2016, our compensation committee targeted executive equity compensation at approximately the 50th percentile, which was reduced to manage available equity under our 2011 Equity Incentive Plan in 2016 and 2017. Half of the equity awards made to executive officers in February 2016 are subject to the corporate performance conditions described above. The stock options and restricted stock units awarded to our named executive officers in 2016 are set forth in the table below captioned “Grant Summary.”

Grant Summary.   The table below provides a summary of grants of equity awards to our named executive officers in 2016:
2016
Named Executive Officer	Time-based Stock Options	Time-based Restricted Stock Units	Performance- based Stock Options	Performance- based Restricted Stock Units
Stephen Christopher Linthwaite President and Chief Executive Officer	280,000(1)	—	—	14,000(2)
Vikram Jog Chief Financial Officer	13,500(3)	5,400(4)	13,500(5)	5,400(5)
Steven C. McPhail Chief Commercial Officer	13,500(3)	7,400(4)(6)	13,500(5)	5,400(5)
Mai Chan (Grace) Yow Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte. Ltd.	13,500(3)	5,400(4)	13,500(5)	5,400(5)
Nicholas Khadder Senior Vice President, General Counsel, and Secretary	27,000(7)	10,800(8)	—	—
Gajus V. Worthington Former President and Chief Executive Officer	33,750(3)	13,500(4)	33,750(5)	13,500(5)
William M. Smith Former Executive Vice President, Legal Affairs, General Counsel and Secretary	13,500(3)	5,400(4)	13,500(5)	5,400(5)
Marc Unger, Ph.D. Former Executive Vice President, Research and Development and Marketing	13,500(3)	5,400(4)	13,500(5)	5,400(5)

(1)
Consists of two option grants to purchase 140,000 shares each. For the first grant, 12/48th of the total number of shares subject to the option will vest on August 1, 2017 and 1/48th of the total shares subject to such option will vest and become exercisable each month thereafter over the succeeding 36 months, such that the first option will be fully vested on August 1, 2020. For the second grant, 12/48th of the total number of shares subject to the second option will vest on October 19, 2017 and 1/48th of the total shares subject to such option will vest and become exercisable each month thereafter over the succeeding 36 months, such that the second option will be fully vested on October 19, 2020. Vesting is subject to continued service through the applicable vesting date.

(2)
This performance-based restricted stock unit award will become fully eligible to vest should the growth in our revenues for the four fiscal quarters ending in the second quarter of 2017 over the four fiscal quarters ending in the second quarter of 2016 equal or exceed the target threshold. Vesting is subject to continued service through the applicable vesting date.

(3)
Vests monthly at a rate of 1/48th of the shares underlying the option, with vesting commencing January 1, 2016. Vesting is subject to continued service through the applicable vesting date.

(4)
4/48th of the total number of shares underlying the restricted stock units granted vested on May 20, 2016, and 3/48th of the total number of shares underlying the restricted stock units have vested and will continue to vest every three months thereafter until fully vested; provided, however, that if a vesting date would otherwise fall on a day when the NASDAQ Stock Market is not open for trading, vesting will occur on the first trading day thereafter. Vesting is subject to continued service through the applicable vesting date.

(5)
The performance-based stock options and the performance-based restricted stock units (each, a “performance award”) each have two vesting components that must be met before the performance award vests: (1) a performance-based component and (2) a time-based component. The performance-based component covers two annual periods (fiscal 2016 and fiscal 2017), each covering 50% of the performance award. For each of the two fiscal years, the performance award will become eligible to vest based on the growth in our revenues as compared to the previous fiscal year. If the actual growth rate for a given fiscal year equals or exceeds the target threshold, 100% of the portion of the performance award covering that fiscal year will become eligible to vest. If the actual growth rate equals a certain minimum growth rate, then 50% of the portion of the performance award covering that fiscal year will become eligible to vest. For achievement between minimum and target growth rates, eligibility to vest scales linearly between 50% and 100%. Once the level of achievement has been certified, the performance awards for the given fiscal year that became eligible to vest will vest according to the following time-based schedule: (1) 50% immediately upon the date the actual growth rate is certified, (2) 25% on the one-year anniversary of the certification date, and (3) 25% on the two-year anniversary of the certification date. If a change in control occurs before the end of any fiscal year covered by the performance award, the performance-based component for such fiscal year is treated as having been 100% achieved. Vesting is subject to continued service through the applicable vesting date.
(6)
Consists of two RSU grants. For one grant of 5,400 Restricted Stock Units, 4/48th of the total number of shares underlying the restricted stock units granted vested on May 20, 2016, and 3/48th of the total number of shares underlying the restricted stock units have vested and will continue to vest every three months thereafter until fully vested; provided, however, that if a vesting date would otherwise fall on a day when the NASDAQ Stock Market is not open for trading, vesting will occur on the first trading day thereafter. Vesting is subject to continued service on the applicable vesting date. The second grant was for 2,000 Restricted Stock Units, and all of the shares underlying such Restricted Stock Units vested on May 20, 2016.

(7)
12/48th of the total number of shares underlying the option granted will vest on June 20, 2017, and 1/48th of the total number of shares underlying the option will vest each month thereafter until fully vested on June 20, 2020. Vesting is subject to continued service through the applicable vesting date.

(8)
14/48th of the total number of shares underlying the restricted stock units granted will vest on August 20, 2017, and 3/48th of the total number of shares underlying the restricted stock units will vest every three months thereafter until fully vested; provided, however, that if a vesting date would otherwise fall on a day when the NASDAQ Stock Market is not open for trading, vesting will occur on the first trading day thereafter. Vesting is subject to continued service through the applicable vesting date.

2016 Corporate Performance.   In March 2017, our compensation committee reviewed our performance in 2016 for purposes of determining achievement of the performance based vesting conditions for each of the performance awards that had a fiscal 2016 performance period. The compensation committee determined that because Fluidigm had not met or exceeded its performance objectives relating to annual revenue, no vesting would occur with respect to the 2016 performance period
Other Benefits
Employment and Severance Agreements
We have entered into employment and severance agreements with each of our executive officers that provide for specified payments and benefits if the executive officer’s employment is terminated without cause, or if the executive officer’s employment is terminated without cause or for good reason within 12 months following a change of control. The terms of these agreements are described under the section entitled “Executive Compensation — Potential Payments upon Termination or Change of Control.” We adopted these arrangements because we recognize that we will from time to time consider the possibility of an acquisition by another company or other change of control transaction and that such consideration can cause such executive officers to consider alternative employment opportunities. Accordingly, our board of directors concluded that it is in the best interests of our company and our stockholders to provide executive officers with certain severance benefits upon termination of employment without cause, or without cause or for good reason following a change of control. Our board determined to provide such executive officers with certain severance benefits upon their termination of employment without cause outside of the change of control context in order to provide executive officers with enhanced financial security and incentive to remain with our company. In addition, we believe that providing for acceleration of options if an executive officer is terminated following a change of control transaction aligns the executive officer’s interest more closely with those of other stockholders when evaluating the transaction rather than putting the executive officer at risk of losing the benefits of those equity incentives.
In determining the amount of cash payments, benefits coverage, and acceleration of vesting to be provided to executive officers upon termination prior to a change of control or within 12 months following a change of control, our board considered the following factors:
•
the expected time required for an executive officer to find comparable employment following a termination event;

•
feedback received from potential candidates for executive officer positions at our company as to the level of severance payments and benefits they would require to leave other employment and join our company;

•
in the context of a change of control, the amount of vesting acceleration that would align the executive officer’s interests more closely with the interests of stockholders when considering a potential change of control transaction; and

•
the period of time following a change of control during which management positions are evaluated and subject to a heightened risk of elimination.

All outstanding options granted to our employees, including our named executive officers, will become fully vested upon a change of control if the options are not assumed by the acquiring company.
Worthington Separation and Release Agreement and Consulting Agreement
In October 2016, in connection with the resignation of Gajus Worthington, our former Chief Executive Officer and president, we entered into a separation agreement and release with Mr. Worthington in which we agreed to continue payments of his base salary for eighteen months from the date of his resignation and to reimburse any payments associated with maintaining benefits under our health insurance plans for a period of eighteen months. In addition, we entered into a consulting agreement with Mr. Worthington under which he agreed to provide transition consulting services at a rate of approximately $21,667 per month for six months from October 19, 2016. Equity incentive awards held by Mr. Worthington continued to vest and remain exercisable in accordance with their terms during Mr. Worthington’s consultancy, provided that Mr. Worthington voluntarily agreed to forfeit option and restricted stock unit awards with respect to an aggregate of 143,360 shares of our common stock in connection with his resignation. In partial consideration of the benefits we provided under the separation agreement and release, Mr. Worthington provided a general release of claims against Fluidigm.
Unger Consulting Agreement
In December 2016, we entered into a consulting agreement with Marc Unger, our former Executive Vice President, Research and Development and Marketing. Equity incentive awards held by Dr. Unger will continue to vest and remain exercisable in accordance with their terms during Dr. Unger’s consultancy. Under the terms of Dr. Unger’s consulting agreement, Dr. Unger is eligible to receive an hourly rate for each hour of consulting work provided thereunder.
Employee Benefits
Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, accidental death and dismemberment insurance, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law. Subject to applicable limits, we match contributions made to U.S.-based employees’ 401(k) defined contribution plans to a maximum of $2,000 per year. We also provide vacation and other paid holidays to all employees, including our executive officers, which we believe are comparable to those provided at peer companies.

Accounting and Tax Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), places a limit of $1,000,000 on the amount of compensation that we may deduct as a business expense in any year with respect to our Chief Executive Officer and certain of our highly paid executive officers. We can, however, preserve the deductibility of certain performance-based compensation in excess of  $1,000,000 if the conditions of Section 162(m) are met.
Our compensation committee is mindful of the advantages of being able to deduct the full amount of compensation paid to our executive officers. However, our business goals or market conditions may require us to provide compensation to our executive officers that is not fully deductible, and in order to preserve the flexibility to do so, our compensation committee has not adopted a policy that requires that all compensation provided to our executive officers be within the $1,000,000 limit or qualify for the performance-based compensation exception under Section 162(m).
Taxation of Nonqualified Deferred Compensation
Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A, imposes additional taxes on certain non-qualified deferred compensation arrangements that do not comply with its requirements. These requirements regulate an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A generally also provides that distributions of deferred compensation only can be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, a change in control, or the individual’s death or disability). For certain executive officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service. We have and will continue to endeavor to structure our compensation arrangements to comply with Section 409A so as to avoid the adverse tax consequences associated therewith.
Accounting for Stock-Based Compensation
The compensation committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.
ASC Topic 718 requires us to recognize in our financial statements all share-based payment awards to employees, including grants of options to purchase shares of our common stock and restricted stock awards that may be settled for shares of our common stock to our executive officers, based on their fair values. The application of ASC Topic 718 involves significant amounts of judgment in the determination of inputs into the Black-Scholes valuation model that we use to determine the fair value of stock options. These inputs are based upon assumptions as to the volatility of the underlying stock, risk free interest rates, and the expected life (term) of the options. As required under GAAP, we review our valuation assumptions at each grant date, and, as a result, our valuation assumptions used to value stock options granted in future periods may vary from the valuation assumptions we have used previously. For certain performance-based equity awards, we also must apply judgment in determining the periods when, and if, the achievement of the related performance targets becomes probable.
ASC Topic 718 also requires us to recognize the compensation cost of our share-based payment awards in our statement of operations over the period that an employee, including our executive officers, is required to render service in exchange for the award (which, generally, will correspond to the award’s vesting schedule).
Risk Management Considerations
In setting compensation, our compensation committee strives to create incentives that encourage a level of risk-taking consistent with our business strategy and to encourage a focus on building long-term value that does not encourage excessive risk-taking. In connection with its oversight of compensation-related risks, our compensation committee has reviewed our compensation programs and practices for employees, including executive and non-executive programs and practices. In its review, our compensation committee evaluated whether our policies and programs encourage unnecessary or excessive risk-taking and controls, and how such policies and programs are structured with respect to risks and rewards, as well as controls designed to mitigate any risks. As a result of this review, our compensation committee determined that any risks that may result from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Fluidigm.
Compensation Committee Report
The compensation committee oversees Fluidigm’s compensation policies, plans, and benefit programs. The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Gerhard F. Burbach (Chair)
Samuel D. Colella
Evan Jones
John A. Young
Nicolas Barthelemy
The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing by Fluidigm under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Fluidigm specifically incorporates the Compensation Committee Report by reference therein.

Summary Compensation Table
The following table provides information regarding the compensation of our Chief Executive Officer, Chief Financial Officer, each of the next three most highly compensated executive officers during 2016, our former Chief Executive Officer, and two former executive officers for whom disclosure would have been required if they had still been serving as executive officers as of December 31, 2016, together referred to as our “named executive officers,” for 2016, 2015, and 2014.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Stephen Christopher Linthwaite(3) President and Chief Executive Officer	2016	197,349	126,700	872,746	—	2,000(4)	1,198,795
Vikram Jog Chief Financial Officer	2016	339,500	76,680	80,939	—	2,000(4)	499,199
	2015	329,600	197,472	237,772	—	2,000	766,844
	2014	320,000	266,280	367,739	82,000	—	1,036,019
Steven C. McPhail(5) Chief Commercial Officer	2016	339,700	92,820	80,939	—	2,000(4)	515,459
	2015	216,955	312,852	350,006	—	2,000	881,813
Mai Chan (Grace) Yow Executive Vice President, Worldwide Manufacturing of Fluidigm Singapore Pte.	2016	294,856(6)	76,680	80,939	—	7,127(6)(7)	459,602
	2015	286,329(8)	320,892	237,772	—	7,243(8)	852,236
	2014	288,990(9)	266,280	367,739	78,000	6,780(9)	1,007,789
Nicholas Khadder(10) Senior Vice President, General Counsel, and Secretary	2016	173,580	97,740	101,671	—	1,323(4)	374,314
Gajus V. Worthington(11) Former President and Chief Executive Officer	2016	447,995	191,700(12)	202,348(12)	—	816,765(13)	1,658,808
	2015	504,700	511,782	615,950(12)	—	2,000	1,634,432
	2014	490,000	1,236,300	1,707,359(12)	206,000	—	3,639,659
William M. Smith(14) Former Executive Vice President, Legal Affairs, General Counsel and Secretary	2016	293,417	76,680	80,939	—	2,000(4)	453,036
	2015	334,750	197,472	237,772	—	2,000	771,994
	2014	325,000	266,280	367,739	83,000	99,398	1,141,417
Marc Unger(15) Former Executive Vice President, Research and Development and Marketing	2016	270,435	76,680	80,939	—	7,375(16)	435,429
	2015	304,500	254,112	298,172	—	2,000	858,784

(1)
Amounts represent the aggregate grant date fair value of equity awards granted to the named executive officer in the year indicated calculated in accordance with FASB Topic ASC 718 without regard to estimated forfeitures. The performance stock options and performance RSUs were valued on the target outcome of performance-based conditions (i.e., based on 100% achievement). See Note 9 of the notes to our audited consolidated financial statements for a discussion of assumptions made in determining the grant date fair value and compensation expense of our equity awards.

(2)
The amounts in this column represent total performance-based bonuses earned under our executive bonus plan for service rendered during the applicable year. All such amounts were paid subsequent to year end. For a description of our executive bonus plan, please see the section entitled “Executive Bonus Plan” under “Compensation Discussion and Analysis” above.

(3)
Mr. Linthwaite joined Fluidigm as our Chief Operating Officer and President on August 4, 2016. On October 19, 2016, he was appointed our Chief Executive Officer and President. Mr. Linthwaite was not named an executive officer prior to 2016.

(4)
Consists of company contributions made to the applicable named executive officer’s 401(k) defined contribution plan.

(5)
Steven C. McPhail joined Fluidigm as General Manager, Production Genomics in May 2015 and became our Chief Commercial Officer in August 2016. Mr. McPhail was not a named executive officer prior to 2015.

(6)
Based on conversion of Singapore Dollars (SGD) to US Dollars (USD) at a rate of 1 SGD to 0.6964 USD, the average conversion rate for the period beginning December 1, 2016 to December 31, 2016.

(7)
Consists of company contributions made to Ms. Yow’s Central Providence Fund.

(8)
Based on conversion of Singapore Dollars (SGD) to US Dollars (USD) at a rate of 1 SGD to 0.7101 USD, the average conversion rate for the period beginning December 1, 2015 to December 31, 2015.

(9)
Based on conversion of Singapore Dollars (SGD) to US Dollars (USD) at a rate of 1 SGD to 0.7597 USD, the average conversion rate for the period beginning December 1, 2014 to December 31, 2014.

(10)
Mr. Khadder joined Fluidigm as our Senior Vice President, General Counsel, and Secretary on June 6, 2016.

(11)
Mr. Worthington served as our President and Chief Executive Officer from our inception until October 19, 2016.

(12)
Mr. Worthington forfeited a portion of these awards as a condition of his severance. For a description of the awards forfeited, please see the section entitled “Other Benefits — Worthington Separation and Release Agreement and Consulting Agreement” under “Compensation Discussion and Analysis” above.

(13)
Consists of  $52,419 earned by Mr. Worthington under his consulting agreement, $757,050 of severance payments, COBRA reimbursements of  $5,296, and $2,000 of Company contributions made to Mr. Worthington’s 401(k) defined contribution plan.

(14)
Mr. Smith served as our Executive Vice President, Legal Affairs from February 2012 and as General Counsel and Secretary from May 2000 until June 2016.

(15)
Dr. Unger served as Executive Vice President, Research and Development and Marketing until December 2016. Dr. Unger was not a named executive officer prior to 2015.

(16)
Consists of  $5,375 earned under Dr. Unger’s consulting agreement and $2,000 of Company contributions made to Dr. Unger’s 401(k) defined contribution plan.

Grants of Plan-Based Awards
The following table presents information concerning each grant of an award made to a named executive officer in 2016 under any plan.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payments Under Equity Incentive Plan Awards (#)(2)			All Stock Awards: Number of Shares of Stock or Units (#)	All Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Stephen Christopher Linthwaite	08/04/2016(5)	94,740(5)	145,753(5)	176,362(5)	—	—	—	—	—	—	—
	11/08/2016(6)	—	—	—	—	—	—	—	140,000	4.99	343,098
	08/09/2016(6)	—	—	—	—	14,000(7)	14,000(7)	—	—	—	126,700
	08/09/2016(6)	—	—	—	—	—	—	—	140,000	9.05	529,648
Vikram Jog	03/04/2016(8)	93,787	144,288	174,588	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	13,500	7.10	40,137
	03/04/2016(6)	—	—	—	—	—	—	5,400	—	—	38,340
	03/04/2016(6)	—	—	—	6,750	13,500	13,500	—	—	7.10	40,802
	03/04/2016(6)	—	—	—	2,700	5,400	5,400	—	—	—	38,340
Steven C. McPhail	03/04/2016(8)	93,842	144,373	174,691	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	13,500	7.10	40,137
	03/04/2016(6)	—	—	—	—	—	—	5,400	—	—	38,340
	03/04/2016(6)	—	—	—	6,750	13,500	13,500	—	—	7.10	40,802
	03/04/2016(6)	—	—	—	2,700	5,400	5,400	—	—	—	38,340
	03/31/2016(6)	—	—	—	—	—	—	2,000	—	—	16,140
Mai Chan (Grace) Yow	03/04/2016(8)	81,454(9)	125,314(9)	151,630(9)	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	13,500	7.10	40,137
	03/04/2016(6)	—	—	—	—	—	—	5,400	—	—	38,340
	03/04/2016(6)	—	—	—	6,750	13,500	13,500	—	—	7.10	40,802
	03/04/2016(6)	—	—	—	2,700	5,400	5,400	—	—	—	38,340
Nicholas Khadder	06/06/2016(10)	47,719(10)	73,414(10)	88,831(10)	—	—	—	—	—	—	—
	08/09/2016(6)	—	—	—	—	—	—	10,800	—	—	97,740
	08/09/2016(6)	—	—	—	—	—	—	—	27,000	9.05	101,671
Gajus V. Worthington	03/04/2016(8)	229,639	353,290	427,481	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	33,750	7.10	100,342
	03/04/2016(6)	—	—	—	—	—	—	13,500	—	—	95,850
	03/04/2016(11)	—	—	—	16,875(11)	33,750(11)	33,750(11)	—	—	7.10	102,006(11)
	03/04/2016(11)	—	—	—	6,750(11)	13,500(11)	13,500(11)	—	—	—	95,850(11)
William M. Smith	03/04/2016(8)	95,237	146,519	177,288	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	13,500	7.10	40,137
	03/04/2016(6)	—	—	—	—	—	—	5,400	—	—	38,340
	03/04/2016(6)	—	—	—	6,750	13,500	13,500	—	—	7.10	40,802
	03/04/2016(6)	—	—	—	2,700	5,400	5,400	—	—	—	38,340
Marc Unger	03/04/2016(8)	86,632	133,280	161,269	—	—	—	—	—	—	—
	03/04/2016(6)	—	—	—	—	—	—	—	13,500	7.10	40,137
	03/04/2016(6)	—	—	—	—	—	—	5,400	—	—	38,340
	03/04/2016(6)	—	—	—	6,750	13,500	13,500	—	—	7.10	40,802
	03/04/2016(6)	—	—	—	2,700	5,400	5,400	—	—	—	38,340

(1)
The target amounts shown in this column reflect our annual incentive plan awards provided under our 2016 executive bonus plan. The maximum amounts in this column reflect the greatest payouts that could be made if pre-established maximum performance levels were met or exceeded. Actual 2016 executive bonus plan payouts are reflected in the non-equity incentive plan compensation column of the Summary Compensation Table.

(2)
The performance-based stock options and the performance-based restricted stock unit awards in this column (with the exception of Mr. Linthwaite, covered in footnote (5) below) reflect awards granted under our 2011 Equity Incentive Plan having a performance-based component. The performance-based component covers two annual periods (fiscal 2016 and fiscal 2017). For each of the two fiscal years, the performance award will become eligible to vest based on the growth in our revenues (as compared to the previous fiscal year). If the actual growth rate for a given fiscal year equals or exceeds the target, 100% of the portion of the performance award covering that fiscal year will become eligible to vest. If the actual growth rate equals a certain minimum growth rate, 50% of the portion of the performance award covering that fiscal year will become eligible to vest. For achievement between minimum and target growth rates, eligibility to vest scales linearly between 50% and 100%. Once the level of achievement has been certified, the performance awards for the given fiscal year that became eligible to vest will vest according to the following time-based schedule: (1) 50% immediately upon the date the actual growth rate is certified, (2) 25% on the one-year anniversary of the certification date, and (3) 25% on the two-year anniversary of the certification date. If a change in control occurs before the end of any fiscal year covered by the performance award, the performance-based component for such fiscal year is treated as having been 100% achieved (with the vesting schedule under the time-based component based on the date of the change in control rather than the certification date).
(3)
Based upon the closing sale price of our common stock as reported on the NASDAQ Global Select Market on the date of grant.

(4)
Amounts represent the grant date fair value of the equity awards, calculated in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. See Note 9 of the notes to our audited consolidated financial statements for a discussion of assumptions made in determining the grant date fair value.

(5)
Mr. Linthwaite became eligible to participate in our 2016 executive bonus plan on his hire date, August 4 2016. The estimated future payout amounts Mr. Linthwaite was eligible to earn are based on his salary, pro-rated by month, from August to December 2016.

(6)
Represents awards granted under our 2011 Equity Incentive Plan.

(7)
This performance-based restricted stock unit award for Mr. Linthwaite reflects an award granted under our 2011 Equity Incentive Plan. If the revenue growth rate for the four fiscal quarters ending with the second fiscal quarter in 2017 over the four fiscal quarters ending with the second fiscal quarter in 2016 equals or exceeds the target, then 100% of these performance award shares will become eligible to vest. If the actual growth rate is below the target, then all performance award shares cancel.

(8)
Corresponds to the date on which our compensation committee set the target bonus amounts payable to each of our named executive officers pursuant to our 2016 executive bonus plan.

(9)
Based on conversion of Singapore Dollars (SGD) to US Dollars (USD) at a rate of 1 SGD to 0.6964 USD, the average conversion rate for the period beginning December 1, 2016 to December 31, 2016.

(10)
Mr. Khadder became eligible to participate in our 2016 executive bonus plan on his hire date, June 6, 2016. The estimated future payout amounts Mr. Khadder was eligible to earn are based on his salary, pro-rated by month, from June to December 2016.

(11)
Represents awards forfeited as a condition of Mr. Worthington’s severance.

Outstanding Equity Awards at Fiscal Year-End
The following table presents information concerning unexercised options and unvested stock awards outstanding as of December 31, 2016 for each named executive officer.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen Christopher Linthwaite	—	140,000(1)	—	9.05	8/9/2026	—	—	14,000(2)	101,920(3)
	—	140,000(4)	—	4.99	11/8/2026	—	—	—	—
Vikram Jog	3,334(5)	—	—	14.60	5/17/2021	1,634(6)	11,896(3)	—	—
	12,501(5)	—	—	15.49	2/17/2022	2,601(7)	18,935(3)	—	—
	23,410(8)	1,042	—	16.73	2/15/2023	4,276(9)	31,129(3)	—	—
	10,208(10)	3,792	—	47.55	3/14/2024	—	—	5,400(11)	39,312(3)
	5,749(12)	6,251	—	41.14	3/12/2025	—	—	—	—
	3,093(13)	10,407	—	7.10	3/4/2026	—	—	—	—
			13,500(14)	7.10	3/4/2026	—	—	—	—
Steven C. McPhail	12,270(15)	18,730	—	25.23	5/21/2015	7,750(16)	56,420(3)	—	—
	3,093(13)	10,407	—	7.10	3/4/2026	4,276(9)	31,129(3)	—	—
	—	—	13,500(14)	7.10	3/4/2026	—	—	5,400(11)	39,312(3)
Mai Chan (Grace) Yow	834(5)	—	—	14.60	5/17/2021		11,896(3)	—	—
	17,859(5)	—	—	15.49	2/17/2022	1,634(6)	30,765(3)	—	—
	64,625(8)	1,375	—	16.73	2/15/2023	4,226(7)	31,129	—	—
	10,208(10)	3,792	—	47.55	3/14/2024	4,276(9)	—	5,400(11)	39,312(3)
	5,749(12)	6,251	—	41.14	3/12/2025	—	—	—	—
	3,093(13)	10,407	—	7.10	3/4/2026	—	—	—	—
	—	—	13,500(14)	7.10	3/4/2026	—	—	—	—
Nicholas Khadder	—	27,000(17)	—	9.05	8/9/2026	10,800(18)	78,624(3)	—	—
Gajus V. Worthington	8,243(5)	—	—	4.08	11/17/2019	7,584(6)	55,212(3)	—	—
	5,780(5)	—	—	4.08	11/17/2019	6,739(7)	49,060(3)	—	—
	5,780(5)	—	—	4.08	11/17/2019	10,688(9)	77,809(3)	—	—
	5,780(5)	—	—	8.37	1/4/2021	—	—	—	—
	5,203(5)	—	—	8.37	1/4/2021	—	—	—	—
	577(5)	—	—	8.37	1/4/2021	—	—	—	—
	70,000(5)	—	—	14.60	5/17/2021	—	—	—	—
	100,000(5)	—	—	15.49	2/17/2022	—	—	—	—
	112,604(8)	2,396	—	16.73	2/15/2023	—	—	—	—
	7,734(13)	26,016	—	7.10	3/4/2026	—	—	—	—
William M. Smith	3,727(5)	—	—	8.37	1/4/2021	1,634(6)	11,896(3)	—	—
	34,000(5)	—	—	14.60	5/17/2021	2,601(7)	18,935(3)	—	—
	37,250(5)	—	—	15.49	2/17/2022	4,276(9)	31,129	—	—
	53,854(8)	1,146	—	16.73	2/15/2023	—	—	5,400(11)	39,312(3)
	10,208(10)	3,792	—	47.55	3/14/2024	—	—	—	—
	5,749(12)	6,251	—	41.14	3/12/2025	—	—	—	—
	3,093(13)	10,407	—	7.10	3/4/2026	—	—	—	—
			13,500(14)	7.10	3/4/2026	—	—	—	—
Marc Unger	934(5)	—	—	4.45	8/26/2020	1,634(6)	11,896(3)	—	—
	5,780(5)	—	—	8.37	1/4/2021	1,400(6)	10,192(3)	—	—
	270(5)	—	—	8.37	1/4/2021	2,601(7)	18,935(3)	—	—
	20,000(5)	—	—	14.55	3/5/2022	4,625(19)	33,670(3)	—	—
	53,854(8)	1,146	—	16.73	2/15/2023	4,276(9)	31,129	—	—
	10,208(10)	3,792	—	47.55	3/14/2024	—	—	5,400(11)	39,312(3)
	8,750(10)	3,250	—	47.55	3/14/2024	—	—	—	—
	5,749(12)	6,251	—	41.14	3/12/2025	—	—	—	—
	3,750(20)	11,250(3)	—	9.44	12/14/2025	—	—	—	—
	3,093(13)	10,407	—	7.10	3/4/2026	—	—	—	—
	—	—	13,500(14)	7.10	3/4/2026	—	—

(1)
12/48th of the shares subject to the option will vest on August 1, 2017 and 1/48th of the shares subject to the option will vest each month thereafter such that the option will be fully vested on August 1, 2020. Vesting is subject to continued service through the applicable vesting date.

(2)
The Restricted Stock Units will vest as to 100% of the shares underlying the restricted stock units only if the Company’s revenue growth exceeds the target during the four Company fiscal quarters for Q3 2016 through Q2 2017 versus the four Company fiscal quarters Q3 2015 through Q2 2016. Vesting is subject to continued service through the applicable vesting date.

(3)
Based on the closing price of our common stock of  $7.28 per share on December 30, 2016, as reported on the NASDAQ Global Select Market, and the number of the restricted stock units that had not vested as of December 31, 2016.

(4)
12/48th of the shares subject to the option will vest on October 19, 2017 and 1/48th of the shares subject to the option will vest each month thereafter such that the option will be fully vested on October 19, 2020. Vesting is subject to continued service through the applicable vesting date.

(5)
The option is fully vested.

(6)
4/48th of the shares underlying the restricted stock units vested on May 20, 2014 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(7)
4/48th of the shares underlying the restricted stock units vested on May 20, 2015 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(8)
1/48th of the shares subject to the option vested on February 15, 2013, and 1/48th of the shares subject to the option vested on March 1, 2013 and each month thereafter, such that the option was fully vested on January 1, 2017.

(9)
4/48th of the shares underlying the restricted stock units vested on May 20, 2016 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(10)
1/48th of the shares subject to the option vested on February 1, 2014 and each month thereafter such that the option will be fully vested on January 1, 2018. Vesting is subject to continued service through the applicable vesting date.

(11)
These performance-based restricted stock units cover two annual periods (fiscal 2016 and fiscal 2017). For each of the two fiscal years, the performance award will become eligible to vest based on the growth in our revenues (as compared to the previous fiscal year). If the actual growth rate for a given fiscal year equals or exceeds the target, 100% of the portion of the performance award covering that fiscal year will become eligible to vest. If the actual growth rate equals a certain minimum growth rate, 50% of the portion of the performance award covering that fiscal year will become eligible to vest. For achievement between minimum and target growth rates, eligibility to vest scales linearly between 50% and 100%. Once the level of achievement has been certified, the performance awards for the given fiscal year that became eligible to vest will vest according to the following time-based schedule: (1) 50% immediately upon the date the actual growth rate is certified, (2) 25% on the one-year anniversary of the certification date, and (3) 25% on the two-year anniversary of the certification date. Vesting is subject to continued service through the applicable vesting date.

(12)
1/48th of the shares subject to the option vested on February 1, 2015 and each month thereafter such that the option will be fully vested on January 1, 2019. Vesting is subject to continued service through the applicable vesting date.

(13)
2/48th of the shares subject to the option vested on March 4, 2016, and 1/48th of the shares subject to the option vested on April 1, 2016 and each month thereafter, such that the option will be fully vested on January 1, 2020. Vesting is subject to continued service through the applicable vesting date.

(14)
These performance-based stock options cover two annual periods (fiscal 2016 and fiscal 2017). For each of the two fiscal years, the performance award will become eligible to vest based on the growth in our revenues (as compared to the previous fiscal year). If the actual growth rate for a given fiscal year equals or exceeds the target, 100% of the portion of the performance award covering that fiscal year will become eligible to vest. If the actual growth rate equals a certain minimum growth rate, 50% of the portion of the performance award covering that fiscal year will become eligible to vest. For achievement between minimum and target growth rates, eligibility to vest scales linearly between 50% and 100%. Once the level of achievement has been certified, the performance awards for the given fiscal year that became eligible to vest will vest according to the following time-based schedule: (1) 50% immediately upon the date the actual growth rate is certified, (2) 25% on the one-year anniversary of the certification date, and (3) 25% on the two-year anniversary of the certification date. Vesting is subject to continued service through the applicable vesting date.

(15)
12/48th the shares subject to the option will vest on May 7, 2016 and 1/48th of the shares subject to the option will vest each month thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(16)
12/48th of the shares underlying the restricted stock units will vest on May 20, 2016 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(17)
12/48th of the shares subject to the option will vest on June 20, 2017 and 1/48th of the shares subject to the option will vest each month thereafter such that the option will be fully vested on June 20, 2020. Vesting is subject to continued service through the applicable vesting date.

(18)
14/48th of the shares underlying the restricted stock units will vest on August 20, 2017 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(19)
2/48th of the shares underlying the restricted stock units vested on February 20, 2016 and 3/48th of the shares underlying the restricted stock units granted vest every three months thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

(20)
1/48th of the shares subject to the option vested on January 10, 2016, and 1/48th of the shares subject to the option vested on February 1, 2016 and each month thereafter until fully vested. Vesting is subject to continued service through the applicable vesting date.

Option Exercises and Stock Vested in 2016
The following table provides additional information about the value realized by the named executive officers upon option award exercises and the vesting of restricted stock unit awards during the year ended December 31, 2016.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen Christopher Linthwaite	—	—	—	—
Vikram Jog	—	—	3,724	29,142
Steven C. McPhail	—	—	7,774	65,433
Mai Chan (Grace) Yow	—	—	4,474	34,902
Nicholas Khadder	—	—	—	—
Gajus V. Worthington	—	—	12,422	96,753
William M. Smith	—	—	3,724	29,142
Marc Unger	—	—	6,299	49,078

(1)
Value realized on vesting of stock awards is based on the closing price of our common stock on the vesting date and does not necessarily reflect actual proceeds received.

As of December 31, 2016, our named executive officers had not been awarded any equity awards other than stock options and restricted stock units.
Pension Benefits & Nonqualified Deferred Compensation
We do not provide a pension plan for our employees and no named executive officers participated in a nonqualified deferred compensation plan during the fiscal year ended December 31, 2016.
Potential Payments Upon Termination or Change of Control
We have entered into employment and severance agreements with each of our named executive officers, which require us to make payments if the named executive officer’s employment with us is terminated in certain circumstances.
Stephen Christopher Linthwaite
Pursuant to our employment and severance agreement with our current Chief Executive Officer, Mr. Linthwaite, a “change of control” is defined as the occurrence of the following events:
•
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the “beneficial owner,” as such term is defined in Rule 13d-3 under said Act, directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities;

•
a change in the composition of our board occurring within a two-year period, as a result of which fewer than a majority of our directors are “incumbent directors,” which term is defined as either (i) our directors as of the execution date of the relevant agreement or (ii) directors who are elected, or nominated for election, to our board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of our directors);

•
the date of the consummation of our merger or consolidation with any other corporation that has been approved by our stockholders, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by our voting securities or such surviving entity outstanding immediately after such merger or consolidation, or our stockholders approve a plan of our complete liquidation; or

•
the date of the consummation of the sale or disposition by us of all or substantially all of our assets.

Pursuant to our employment and severance agreements with Mr. Linthwaite, “cause” is defined as:
•
an act of dishonesty in connection with his responsibilities as an employee;

•
a conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude;

•
gross misconduct;

•
an unauthorized use or disclosure of any of our proprietary information or trade secrets or of any other party to whom he owes an obligation of nondisclosure as a result of his relationship with us;

•
a willful breach of any obligations under any written agreement or covenant with us; or

•
his continued failure to perform his employment duties after he has received a written demand of performance from us and has failed to cure such non-performance to our satisfaction within 10 business days after receiving such notice.

Pursuant to our employment and severance agreement with Mr. Linthwaite, “good reason” means the occurrence of one or more of the following events effected without Mr. Linthwaite’s prior consent, provided that he terminates his or her employment within one year thereafter:
•
the assignment to Mr. Linthwaite of any duties or a reduction of Mr. Linthwaite’s duties, either of which results in a material diminution in Mr. Linthwaite’s then current position or responsibilities with us (and will be deemed to occur if, following a “change of control”, Mr. Linthwaite is not the Chief Operating Officer or President of the acquiring entity);

•
a material reduction of Mr. Linthwaite’s base salary;

•
the relocation of Mr. Linthwaite’s work location to a facility or a location greater than 25 miles from his present work location; or

•
a material breach by us of any material provision of the employment and severance agreement.

However, no act or omission by us shall constitute “good reason” if Mr. Linthwaite does not provide written notice that such act or omission constitutes “good reason” within 90 days of its initial existence or if we fully cure that act or omission within 30 days of receiving such notice from Mr. Linthwaite.
The employment and severance agreement provides that in the event Mr. Linthwaite’s employment is terminated (i) by us or our successor without “cause;” or (ii) by Mr. Linthwaite for “non-change of control good reason,” in each case more than 90 days prior to a “change of control” or after 12 months following a “change of control,” and Mr. Linthwaite executes a standard release of claims with us, in a form that is acceptable to us and which becomes effective no later than the 60th day following termination of employment, Mr. Linthwaite is entitled to receive, in addition his salary payable through the date of termination of employment and any other benefits earned and owed through the date of termination, the following cash payments:
•
an amount, payable in accordance with our customary payroll practices, equal to (i) twelve months of the Mr. Linthwaite’s base salary in effect immediately prior to the time of termination; plus (ii) Mr. Linthwaite’s annual bonus at target level of achievement; and

•
reimbursement of costs and expenses incurred by Mr. Linthwaite and his eligible dependents for coverage under group health plans, policies or arrangements sponsored by us for a period of up to twelve months, provided that such coverage is timely elected under COBRA or similar applicable state statute.

“Non-change of control good reason” means our appointing a new Chief Executive Officer (other than Mr. Linthwaite) more than 90 days prior to a “change of control” and during the first 24 months of his employment
The employment and severance agreement further provides that in the event Mr. Linthwaite’s employment is terminated (i) by us or our successor without “cause” or (ii) by Mr. Linthwaite for “good reason,” in each case within 90 days prior to or 12 months following a “change of control,” and Mr. Linthwaite executes a standard release of claims with us, in a form that is acceptable to us and which becomes effective no later than the 60th day following termination of employment, Mr. Linthwaite is entitled to receive, in addition to his salary payable through the date of termination of employment and any other benefits earned and owed through the date of termination, the following cash payments and benefits:
•
an amount, payable in a lump sum, equal to the greater of  (i) 12 months of Mr. Linthwaite’s base salary in effect immediately prior to the “change in control” or (ii) 12 months of Mr. Linthwaite’s base salary in effect immediately prior to the time of termination;

•
an amount, payable in a lump sum, equal to Mr. Linthwaite’s annual bonus at target level of achievement as in effect immediately prior to the “change of control” or the termination, whichever is greater;

•
all outstanding unvested stock options, equity appreciation rights or similar equity awards then held by Mr. Linthwaite as of the date of termination will immediately vest and become exercisable as to all shares underlying such options;

•
any shares of restricted stock, restricted stock units and similar equity awards then held by Mr. Linthwaite will immediately vest and any of our rights of repurchase or reacquisition with respect to such shares will lapse as to all shares; and

•
reimbursement of costs and expenses incurred by Mr. Linthwaite and his eligible dependents for coverage under group health plans, policies or arrangements sponsored by us for a period of up to twelve months, provided that such coverage is timely elected under COBRA or similar applicable state statute.

All Other Executive Officers
We have also entered into employment and severance agreements with Mr. Jog, Mr. McPhail, Ms. Yow and Mr. Khadder. Under the terms of these agreements, a “change of control” is defined as the occurrence of the following events:
•
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the “beneficial owner,” as such term is defined in Rule 13d-3 under said Act, directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities;

•
a change in the composition of our board occurring within a two-year period, as a result of which fewer than a majority of our directors are “incumbent directors,” which term is defined as either (i) our directors as of the execution date of the relevant agreement or (ii) directors who are elected, or nominated for election, to our board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of our directors);

•
the date of the consummation of our merger or consolidation with any other corporation that has been approved by our stockholders, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by our voting securities or such surviving entity outstanding immediately after such merger or consolidation, or our stockholders approve a plan of our complete liquidation; or

•
the date of the consummation of the sale or disposition by us of all or substantially all of our assets.

Pursuant to our employment and severance agreements with our named executive officers, “cause” is defined as:
•
an act of dishonesty in connection with a named executive officer’s responsibilities as an employee;

•
a conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude;

•
gross misconduct;

•
an unauthorized use or disclosure of any of our proprietary information or of any other party to whom he or she owes an obligation of nondisclosure as a result of his or her relationship with us;

•
a willful breach of any obligations under any written agreement or covenant with us; or

•
a named executive officer’s continued failure to perform his or her employment duties after he or she has received a written demand of performance from us and has failed to cure such non-performance to our satisfaction within 10 business days after receiving such notice.

Pursuant to our employment and severance agreements with our named executive officers, “good reason” means the occurrence of one or more of the following events effected without the named executive officer’s prior consent, provided that he or she terminates his or her employment within one year thereafter:

•
the assignment to the named executive officer of any duties or a reduction of the named executive officer’s duties, either of which significantly reduces his or her responsibilities; provided that the continuance of his or her responsibilities at the subsidiary or divisional level following a change of control, rather than at the parent, combined or surviving company level following such change of control shall not be deemed “good reason” within the meaning of this clause;

•
a material reduction of the named executive officer’s base salary;

•
the relocation of the named executive officer to a facility or a location greater than 50 miles from his or her present location; or

•
a material breach by us of any material provision of the employment and severance agreement.

However, no act or omission by us shall constitute “good reason” if we fully cure that act or omission within 30 days of receiving notice from the named executive officer.
The employment and severance agreements provide that in the event the named executive officer’s employment is terminated by us or our successor without “cause” prior to a “change of control” or after 12 months following a “change of control” and the named executive officer executes a standard release of claims with us, in a form that is acceptable to us and which becomes effective no later than the 60th day following termination of employment, the named executive officer is entitled to receive, in addition to such officer’s salary payable through the date of termination of employment and any other benefits earned and owed through the date of termination, the following cash payments:
•
an amount, payable in accordance with our customary payroll practices, equal to six months of the named executive officer’s base salary in effect immediately prior to the time of termination; and

•
reimbursement of costs and expenses incurred by the executive officer and his or her eligible dependents for coverage under group health plans, policies or arrangements sponsored by us for a period of up to six months, provided that such coverage is timely elected under COBRA or similar applicable state statute.

The employment and severance agreements further provide that in the event the named executive officer’s employment is terminated (i) by us or our successor without “cause” and within 12 months following a “change of control” or (ii) by the executive officer for “good reason” and within 12 months following a “change of control”, and in each case the named executive officer executes a standard release of claims with us, in a form that is acceptable to us and which becomes effective no later than the 60th day following termination of employment, the executive officer is entitled to receive, in addition to such officer’s salary payable through the date of termination of employment and any other benefits earned and owed through the date of termination, the following cash payments and benefits:
•
an amount, payable in a lump sum, equal to the greater of  (i) six months of the named executive officer’s base salary in effect immediately prior to the change in control or (ii) six months of the named executive officer’s base salary in effect immediately prior to the time of termination;

•
all outstanding unvested stock options, equity appreciation rights or similar equity awards then held by the named executive officer as of the date of termination will immediately vest and become exercisable as to all shares underlying such options;

•
any shares of restricted stock, restricted stock units and similar equity awards then held by the named executive officer will immediately vest and any of our rights of repurchase or reacquisition with respect to such shares will lapse as to all shares; and

•
reimbursement of costs and expenses incurred by the named executive officer and his or her eligible dependents for coverage under group health plans, policies or arrangements sponsored by us for a period of up to six months, provided that such coverage is timely elected under COBRA or similar applicable state statute.

In December 2012, we entered into amended and restated employment and severance agreements with each of our then-current executive officers to conform the terms of the agreements to changes in applicable tax and healthcare laws. The amendment and restatement did not affect the economic terms of the agreements.
The following table describes the payments and benefits that each of our named executive officers would be entitled to receive pursuant to the employment and severance agreements, assuming that each of the following triggers occurred on December 31, 2016: (i) their employment was terminated without “cause” prior to a “change of control” or after 12 months following a “change of control” and (ii) their employment was terminated without “cause” or by them for “good reason” within 12 months following a “change of control.”
Mr. Worthington and Dr. Unger were no longer named executive officers on December 31, 2016 and were not entitled to receive payments pursuant to their employment and severance agreements in connection with a “change of control”. Please see the section entitled “Other Benefits — Worthington Separation and Release Agreement and Consulting Agreement” and “Other Benefits — Unger Consulting Agreement” under “Compensation Discussion and Analysis” above.
	Employment Terminated without Cause prior to, or more than 12 Months after, a Change of Control		Employment Terminated within 12 Months after a Change of Control(1)
Name	Severance Payments ($)	Health Care Benefits ($)	Equity Acceleration ($)(2)	Severance Payments ($)	Health Care Benefits ($)
Stephen Christopher Linthwaite	500,000(3)	28,089(4)	422,520	500,000(3)	28,089(4)
Vikram Jog	169,750(5)	14,045(6)	105,575	169,750(5)	14,045(6)
Steven C. McPhail	169,850(5)	14,045(6)	131,165	169,850(5)	14,045(6)
Mai Chan (Grace) Yow(7)	147,428(5)	857(8)	117,405	147,428(5)	857(6)
Nicholas Khadder	162,500(5)	14,684(6)	78,624	162,500(5)	14,684(6)
William M. Smith	167,375(5)	10,294(6)	105,575	167,375(5)	10,294(6)

(1)
Includes termination of the employee’s employment by the company or its successor without “cause” and termination by the employee for “good reason.”

(2)
We estimate the value of the acceleration of options and restricted stock units held by the named executive officer based on the closing stock price of our common stock of  $7.28 per share on December 30, 2016 (the last trading day of 2016), as reported on the NASDAQ Global Select Market, and the number of unvested in-the-money options and shares held by such named executive officer as of December 31, 2016.

(3)
The amount shown is equal to 12 months of Mr. Linthwaite’s base salary as of December 31, 2016.

(4)
The amount shown is equal to the cost of covering Mr. Linthwaite and his eligible dependents under our benefit plans for a period of 12 months, assuming that such coverage is timely elected under COBRA.

(5)
The amount shown is equal to six months of the named executive officer’s base salary as of December 31, 2016.

(6)
The amount shown is equal to the cost of covering the named executive officer and his or her eligible dependents under our benefit plans for a period of six months, assuming that such coverage is timely elected under COBRA for such U.S.-based named executive officer.

(7)
Based on conversion of Singapore Dollars (SGD) to US Dollars (USD) at a rate of 1 SGD to 0.6964 USD, the average conversion rate for the period beginning December 1, 2016 to December 31, 2016.

(8)
Ms. Yow is based in Singapore and is not eligible to participate in COBRA. The amount shown is equal to the cost of covering Ms. Yow and her eligible dependents under the applicable health care benefit plan in Singapore for a period of six months.

In addition to the benefits described above, our 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, 1999 Stock Option Plan, and 2017 Inducement Award Plan provide for full acceleration of all outstanding options in the event of a change of control of our company where the successor company does not assume our outstanding options and other awards in connection with such acquisition transaction. We estimate the value of this benefit for each named executive officer to be equal to the amount listed above in the column labeled “Equity Acceleration.”
Equity Compensation Plan Information
The following table summarizes the number of outstanding options and restricted stock units granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining available for future issuance, under our equity compensation plans as of December 31, 2016.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(4)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
1999 Stock Option Plan(1)	4,951	$17.12	—
2009 Equity Incentive Plan(2)	212,140	$6.37	—
2011 Equity Incentive Plan(3)	4,360,176	$13.21	510,237
Equity compensation plans not approved by security holders(4)
DVS Sciences, Inc. 2010 Equity Incentive Plan(5)	42,855	$1.31	—
Total	4,620,122	$12.79	510,237

(1)
The 1999 Stock Option Plan was replaced by the 2009 Equity Incentive Plan in April 2009. A total of 381,495 shares remaining available for grant under the 1999 Stock Option Plan were transferred to the 2009 Equity Incentive Plan and the 1999 Stock Option Plan was terminated for any new grants.

(2)
The 2009 Equity Incentive Plan was replaced by the 2011 Equity Incentive Plan in February 2011. A total of 55,423 shares remaining available for grant under the 2009 Equity Incentive Plan were transferred to the 2011 Equity Incentive Plan and the 2009 Equity Incentive Plan was terminated for any new grants.

(3)
The 2011 Equity Incentive Plan provides that the number of shares available for issuance under the plan will include an annual increase on the first day of each fiscal year beginning in 2012, equal to the least of: (a) 1,000,000 shares; (b) 4.0% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or (c) such other amount as our board of directors may determine. Pursuant to the provision, an additional 1,000,000 shares became available for issuance under the 2011 Equity Incentive Plan, effective January 1, 2017.

(4)
This table above does not reflect amounts available for issuance under the Fluidigm 2017 Inducement Award Plan, or 2017 Inducement Plan, which was approved by the board in January 2017. As of March 31, 2017, a total of 2,000,000 shares of Fluidigm common stock remained available for issuance under the 2017 Inducement Plan and no awards were outstanding under the 2017 Inducement Plan.

(5)
As of December 31, 2016, individual awards of options to purchase a total of 42,855 shares were outstanding pursuant to awards assumed in connection with our acquisition of DVS Sciences, Inc. and granted under DVS’s 2010 Equity Incentive Plan at a weighted-average exercise price of  $1.31.

Material Features of the 2017 Inducement Award Plan
The 2017 Inducement Award Plan, or 2017 Inducement Plan, was established by the board in January 2017 with the purpose of attracting, retaining and incentivizing employees in furtherance of Fluidigm’s success. In accordance with NASDAQ rules, this plan is used to offer equity awards as material inducements for new employees to join Fluidigm. As of January 5, 2017, 2,000,000 shares of common stock were reserved solely for the granting of inducement stock options, restricted stock, restricted stock units and other awards. The 2017 Inducement Plan provides for the granting of stock options with exercise prices equal to the fair market value of our common stock on the date of grant. As of March 31, 2017, a total of 2,000,000 shares of Fluidigm common stock remained available for issuance under the 2017 Inducement Plan.

RELATED PERSON TRANSACTIONS AND SECTION 16(A)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Related Person Transactions
OpGen Supply Agreement
In December 2013, OpGen, Inc., or OpGen, purchased a Biomark HD system and related consumables from us. Evan Jones, a member of our board of directors, is the President and Chief Executive Officer of OpGen, a member of OpGen’s board of directors, and a substantial stockholder in OpGen. OpGen’s purchase price for the Biomark HD system was approximately $221,000. In March 2014, we entered into a supply agreement with OpGen with respect to OpGen’s purchases of consumables for use with the system. OpGen’s aggregate purchases under the supply agreement during the year ended December 31, 2016 totaled approximately $120,000. During the first quarter of 2017, OpGen had additional purchases that totaled approximately $16,461. We believe that our transactions with OpGen were on commercially reasonable terms no less favorable to us than could have been obtained from unaffiliated third parties. The terms of these transactions have been previously approved and ratified by our audit committee without the participation of Mr. Jones.
In addition, through its affiliated funds, Versant Ventures, a venture capital firm for which the chairman of our board of directors, Samuel D. Colella, serves as a managing member, is a significant stockholder in OpGen. Mr. Colella does not serve on the board of directors of OpGen and is not involved in its operations. We do not believe that our transactions with OpGen constitute “related person transactions” within the meaning of Item 404 of Regulation S-K as they pertain to Mr. Colella, but as part of our governance policy, Versant’s relationship with OpGen was disclosed to our audit committee in connection with its consideration of the transactions described above.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our board of directors and audit committee have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into any transaction with us for which disclosure would be required under Item 404 of Regulation S-K, referred to as a related person transaction, without the review and approval or ratification of our audit committee, or other independent members of our board of directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any related person transaction must be presented to our audit committee for review, consideration and approval or ratification. In approving or rejecting any such related person transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements in 2016. In making these statements, we have relied upon examination of the filings made with the SEC and the written representations of our directors and executive officers.

SECURITY OWNERSHIP
Except as indicated by the footnotes below, the following table sets forth information as of June 16, 2017 concerning:
•
Each person who we know beneficially owns more than five percent of our common stock;

•
Each of our directors and nominees for the board of directors;

•
Each of our named executive officers; and

•
All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, California 94080.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 29,414,727 shares of common stock outstanding at June 16, 2017. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable, options held by that person that are exercisable within 60 days of June 16, 2017, and restricted stock units that are scheduled to vest within 60 days of June 16, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The information provided in the table is based on our records, information filed with the SEC, and information provided to Fluidigm, except where otherwise noted.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Levin Capital Strategies, L.P.(1)	7,522,529	25.6%
Entities affiliated with PRIMECAP Management Company(2)	4,295,532	14.6%
Entities affiliated with BlackRock, Inc.(3)	1,827,699	6.2%
Entities affiliated with Mubadala Development Company PJSC(4)	1,599,069	5.4%
Entities affiliated with Adage Capital Partners, L.P.(5)	1,546,209	5.3%
Directors and Named Executive Officers:
Stephen Christopher Linthwaite(6)	124,611	*
Nicolas M. Barthelemy(7)	7,100	*
Gerhard F. Burbach(8)	72,000	*
Samuel D. Colella(9)	96,584	*
Evan Jones(10)	149,551	*
Patrick S. Jones(11)	96,000	*
Carlos V. Paya	0	*
John A. Young(12)	84,189	*
Vikram Jog(13)	88,237	*
Nicholas S. Khadder(14)	20,407	*
Steven C. McPhail(15)	38,114	*
Mai Chan (Grace) Yow(16)	130,022	*
Gajus V. Worthington(17)	377,441	1.3%
William M. Smith(18)	4,487	*
Marc Unger(19)	133,933	*
All directors and executive officers as a group (16 persons)(20)	1,435,538	4.7%

*
Less than one percent.

(1)
Based solely on the Form 5 filed with the SEC on February 14, 2017. Levin Capital Strategies, L.P., or LCS, filing jointly with LCS GP, LLC, Levin Capital Trilogy Master Fund, Ltd. (“Trilogy”), LCS, LLC, Levcap Alternative Fund, L.P. (“Levcap”), LCS Event Partners LLC, Safinia Partners, L.P. (“Safinia”), LCS L/S, LLC and John A. Levin (collectively, the “LCS Filing Group”), report that the shares are beneficially owned as follows: 6,341,380 shares are owned by Managed Accounts of LCS; 1,098,376 shares are owned by Transamerica Large Cap Value Fund; 51,068 shares are owned by Trilogy; 22,453 shares are owned by Levcap; and 9,252 shares are owned by Safinia. The address of LCS is 595 Madison Avenue, 17th Floor, New York, NY 10022.

(2)
Based solely on the most recently available Schedule 13G filed with the SEC on February 9, 2017. PRIMECAP Management Company, or PRIMECAP, reported sole voting power with respect to 2,892,532 shares, sole dispositive power with respect to 4,295,532 shares, and no shared voting or dispositive power. PRIMECAP is an investment advisor in accordance with Rule 13d 1(b). The address of PRIMECAP is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(3)
Based solely on the most recently available Schedule 13G filed with the SEC on January 24, 2017. BlackRock, Inc., or BlackRock, and its affiliates, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, reported sole voting power with respect to 1,781,934 shares, sole dispositive power with respect to 1,827,699 shares, and no shared voting or dispositive power. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(4)
Based solely on the most recently available Schedule 13G filed with the SEC on February 11, 2016. Mubadala Development Company PJSC, or Mubadala Development Company, filing jointly with MDC Capital LLC and MDC Capital (Cayman) Limited, as trustee for Fifty First Investment Company LLC, reported shared voting power with respect to 1,599,069 shares, shared dispositive power with respect to 1,599,069 shares, and no sole voting or dispositive power. The address of Mubadala Development Company is P.O. Box 45005, Abu Dhabi, United Arab Emirates.

(5)
Based solely on the most recently available Schedule 13G filed with the SEC on March 13, 2017. Adage Capital Partners, L.P., or Adage, filing jointly with Adage Capital Partners GP, L.L.C, Adage Capital Advisors, L.L.C., Robert Atchinson and Phillip Gross reported shared voting power with respect to 1,546,209 shares, shared dispositive power with respect to 1,546,209 shares, and no sole voting or dispositive power. The address of Adage is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(6)
Consists of 61,977 shares held by Stephen Christopher Linthwaite, and options to purchase 62,634 shares of common stock that are exercisable within 60 days of June 16, 2017.

(7)
Consists of 7,100 shares held by the Barthelemy 2001 Trust, of which Mr. Barthelemy is a trustee.

(8)
Consists of options to purchase 67,000 shares of common stock that are exercisable within 60 days of June 16, 2017, and 5,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

(9)
Consists of 40,197 shares held by The Colella Family Trust U/D/T dated September 21, 1992, of which Mr. Colella is a trustee, 5,561 shares held by The Colella Family Partners, L.P., of which Mr. Colella is a general partner, 20,826 shares held by the Colella Family Exempt Marital Deduction Trust dated September 21, 1992 of which Mr. Colella is a trustee, options to purchase 25,000 shares of common stock held by Mr. Colella that are exercisable within 60 days of June 16, 2017, and 5,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

(10)
Consists of 53,551 shares held of record by jVen Capital, LLC, of which Mr. Jones is a managing member, options to purchase 91,000 shares of common stock that are exercisable within 60 days of June 16, 2017, and 5,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

(11)
Consists of options to purchase 91,000 shares of common stock that are exercisable within 60 days of June 16, 2017, and 5,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

(12)
Consists of 849 shares held by the Young Family Trust dated September 8, 1986, of which Mr. Young is a trustee, options to purchase 78,340 shares of common stock that are exercisable within 60 days of June 16, 2017, and 5,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

(13)
Consists of 7,511 shares held by Vikram Jog, 2,061 shares held by the Vikram and Pratima Jog Family Trust U/A dated June 23, 2009, of which Mr. Jog is a trustee, and options to purchase 78,665 shares of common stock that are exercisable within 60 days of June 16, 2017.

(14)
Consists of 1,531 shares held by Nicholas Khadder, and options to purchase 18,876 shares of common stock that are exercisable within 60 days of June 16, 2017.

(15)
Consists of 7,842 shares held by Steven C. McPhail, and options to purchase 30,272 shares of common stock that are exercisable within 60 days of June 16, 2017.

(16)
Consists of 12,638 shares held by Mai Chan (Grace) Yow, and options to purchase 117,384 shares of common stock that are exercisable within 60 days of June 16, 2017.

(17)
Consists of 17,503 shares held by Gajus Worthington, 33,029 shares held of record by the Worthington Family Trust dated March 6, 2007, of which Mr. Worthington is a trustee, and options to purchase 326,909 shares of common stock that are exercisable within 60 days of June 16, 2017.

(18)
Consists of 4,487 shares held by William M. Smith.

(19)
Consists of 9,316 shares held by Marc Unger, and options to purchase 124,617 shares of common stock that are exercisable within 60 days of June 16, 2017.

(20)
Consists of 288,313 shares beneficially owned by current directors and executive officers, options held by current directors and executive officers to purchase 1,122,225 shares of common stock that are exercisable within 60 days of June 16, 2017, and 25,000 restricted stock units scheduled to vest within 60 days of June 16, 2017.

INCORPORATION BY REFERENCE
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. Our financial statements and other information required by Item 13(a) are incorporated by reference from our annual report on Form 10-K filed with the SEC on March 3, 2017 and from our quarterly report on Form 10-Q filed with the SEC on May 9, 2017.
OTHER MATTERS
We know of no other matters to be submitted at the 2017 annual meeting. If any other matters properly come before the 2017 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the 2017 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
South San Francisco, California
June 29, 2017

Appendix A
FLUIDIGM CORPORATION
2017 EMPLOYEE STOCK PURCHASE PLAN
1.   Purpose.   The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions. This Plan includes two components: a Code Section 423 Plan Component and a Non-423 Plan Component. The Company’s intention is to have the Code Section 423 Plan Component qualify as an “employee stock purchase plan” under Section 423 of the Code and the provisions of the Plan with respect to the Code Section 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of options under the Non-423 Plan Component that do not qualify under Section 423 of the Code, pursuant to rules, procedures or sub-plans adopted by the Administrator that are designed to achieve tax, securities laws or other objectives for Eligible Employees and/or the Company. Except as otherwise indicated, the Non-423 Plan Component will operate and be administered in the same manner as the Code Section 423 Plan Component.
2.   Definitions.
(a)   “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b)   “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where the Plan is, or will be, offered.
(c)   “Board” means the Board of Directors of the Company.
(d)   “Change in Control” means the occurrence of any of the following events:
(i)   A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii)   A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)   A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent

(50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(e)   “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f)   “Code Section 423 Plan Component” means the component of this Plan that is intended to meet the requirements set forth in Section 423(b) of the Code. The Code Section 423 Plan Component shall be construed, administered and enforced in accordance with Section 423(b) of the Code.
(g)   “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(h)   “Common Stock” means the common stock of the Company.
(i)   “Company” means Fluidigm Corporation, a Delaware corporation, or any successor thereto.
(j)   “Compensation” means an Eligible Employee’s base straight time gross earnings, payments for overtime and shift premium, but exclusive of payments for incentive compensation, commissions, bonuses and other similar compensation. The Administrator shall have the discretion to determine what constitutes Compensation for participants under the Plan with respect to future Offerings, but for purposes of participants participating in the Code Section 423 Plan Component, it will be applied on a uniform, non-discriminatory basis.
(k)   “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.
(l)   “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may provide that any Designated Subsidiary shall only be eligible to participate in the Non- 423 Plan Component and at any given time, a Subsidiary that is a Designated Subsidiary under the Code Section 423 Plan Component shall not be a Designated Subsidiary under the Non-423 Plan Component.
(m)   “Director” means a member of the Board.
(n)   “Eligible Employee” means any individual who is a common law employee of an Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Offering Date for all options to be granted on such Offering Date in an Offering, determine (and for purposes of the Code Section 423 Plan Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) customarily works not more than twenty (20) hours per week, (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering. Each exclusion shall be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). For Offerings under the Non-423 Plan Component, Eligible Employee will also mean any other employee of an Employer to the extent that Applicable Law requires participation in the Plan to be extended to such employee, as determined by the Administrator.
(o)   “Employer” means the employer of the applicable Eligible Employee(s).
(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(q)   “Exercise Date” means the first Trading Day on or before May 31 and November 30 of each Purchase Period. The first Exercise Date under the Plan will be November 30, 2017.
(r)   “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
(s)   “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.
(t)   “Non-423 Plan Component” means a component of this Plan that is not intended to meet the requirements set forth in Section 423(b) of the Code.
(u)   “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(v)   “Offering Date” means the first Trading Day of each Offering Period.
(w)   “Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after May 31 and November 30 of each year and terminating on the first Trading Day on or after May 31 and November 30, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.
(x)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(y)   “Participant” means an Eligible Employee that participates in the Plan.
(z)   “Plan” means this Fluidigm Corporation 2017 Employee Stock Purchase Plan.
(aa)   “Purchase Period” means the period during an Offering Period which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
(bb)   “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 20.
(cc)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(dd)   “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
(ee)   “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.   Eligibility.
(a)   Offering Periods.   Any Eligible Employee on a given Offering Date will be eligible to participate in the Plan, subject to the requirements of Section 5.
(b)   Non-U.S. Employees.   Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.
(c)   Limitations.   Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4.   Offering Periods.   The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 31 and November 30 each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5.   Participation.   An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit A), or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6.   Contributions.
(a)   At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day or other Contributions (to the extent permitted by the Administrator) made during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation, which he or she receives on each pay day during the Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(b)   Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
(c)   All Contributions made for a Participant will be credited to his or her account under the Plan and payroll deductions will be made in whole percentages only. A Participant may not make any additional payments into such account, unless required by Applicable Law.
(d)   A Participant may discontinue his or her participation in the Plan as provided in Section 10. Unless otherwise determined by the Administrator, a Participant may not increase or decrease the rate of his or her Contributions during an Offering Period, except for a withdrawal in accordance with Section 10.
(e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
(f)   At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of  (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social insurance contributions, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation or other payments made to Participant the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) for Offerings under the Code Section 423 Plan Component.

7.   Grant of Option.   On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to and including such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 5,000 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.
8.   Exercise of Option.
(a)   Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be returned to the Participant. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.
(b)   If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9.   Delivery.   As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10.   Withdrawal.
(a)   A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator, in each case, at least 10 days prior to the Exercise Date (the “Withdrawal Deadline”). If a withdrawal under this Section 10(a) is not timely made prior to the Withdrawal Deadline, then the Participant’s option for the Offering Period will continue to be exercised on an Exercise Date. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
(b)   A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
11.   Termination of Employment.   Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated.
12.   Interest.   No interest will accrue on Contributions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, for Participants in the Non-423 Plan Component (or the Code Section 423 Plan Component if permitted under Section 423 of the Code).
13.   Stock.
(a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 1,000,000 shares of Common Stock.
(b)   Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c)   Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
14.   Administration.   The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of

Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.
15.   Designation of Beneficiary.
(a)   If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b)   Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c)   The Administrator may determine whether Participants may designate beneficiaries under the Plan. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants pursuant to Offerings under the Non-423 Plan Component, and for Offerings under the Code Section 423 Plan Component in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f). All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.
16.   Transferability.   Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.   Use of Funds.   The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions, unless otherwise required by Applicable Laws, as determined by the Administrator. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.   Reports.   Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
19.   Adjustments, Dissolution, Liquidation, Merger or Change in Control.
(a)   Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of

Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
(c)   Merger or Change in Control.   In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20.   Amendment or Termination.
(a)   The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required by Applicable Laws) as soon as administratively practicable.
(b)   Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
(c)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)   amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
(ii)   altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii)   shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv)   reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
(v)   reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.
21.   Notices.   All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   Conditions Upon Issuance of Shares.   Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.   Code Section 409A.   The Code Section 423 Plan Component is exempt from the application of Code Section 409A. The Non-423 Plan Component is intended to be exempt from Code Section 409A under the short-term deferral exception and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.
24.   Term of Plan.   The Plan will become effective upon its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect until terminated under Section 20.
25.   Stockholder Approval.   The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26.   Governing Law; Severability.   The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of California, United States and construed accordingly, to the extent not superseded by applicable U.S. federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.
27.   No Right to Employment or Services.   Nothing in the Plan or any subscription agreement shall interfere with or limit in any way the right of the Employer to terminate any Participant’s employment at any time, provided in compliance with applicable laws, nor confer upon any Participant any right to continue in the employ of the Employer.

EXHIBIT A
FLUIDIGM CORPORATION
2017 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
Offering Date:
1.   ____________________ hereby elects to participate in the Fluidigm Corporation 2017 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.
2.   I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)
3.   I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.
4.   I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5.   Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of _____________ (Eligible Employee or Eligible Employee and Spouse only).
6.   I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares.   I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of  (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
7.   I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
Employee’s Social
Security Number:
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Dated:

Signature of Employee

EXHIBIT B
FLUIDIGM CORPORATION
2017 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned participant in the Offering Period of the Fluidigm Corporation 2017 Employee Stock Purchase Plan that began on ____________, ______ (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
Name and Address of Participant:

Signature:

Date:

Appendix B
AMENDMENTS TO EQUITY COMPENSATION PLANS
WHEREAS, Fluidigm Corporation (the “Company”) sponsors and maintains the Company’s 2011 Equity Incentive Plan (the “2011 Plan”), 2009 Equity Incentive Plan (the “2009 Plan”), and 1999 Stock Option Plan (the “1999 Plan”) and the DVS Sciences, Inc. 2010 Equity Incentive Plan (together with the 2011 Plan, the 2009 Plan, and the 1999 Plan, the “Plans”); and
WHEREAS, the Company wishes to amend the Plans to provide for a one-time-only equity award exchange program, subject to the approval of the Company’s stockholders at the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”) and effective as of the date of such approval (the “Effective Date”).
Subject to the approval of the Company’s stockholders at the Annual Meeting, the Plans are hereby amended as of the Effective Date as follows:
1.   Amendment to Plans.   Notwithstanding any contrary provision in any Plan, if the Company’s stockholders approve the amendments to the Plans to permit the one-time-only exchange program described in the proxy statement with respect to the Annual Meeting under which certain outstanding options to purchase shares of the Company’s common stock that were granted under the Plans may be surrendered or cancelled at the election of the person holding such option in exchange for Awards of Options or Restricted Stock Units (as such terms are defined in the 2011 Plan) under the 2011 Plan, as applicable (the “Exchange Program”) (such approval, the “Stockholder Approval”), the Administrator (as defined in the applicable Plan) of each Plan may provide for, and the Company may implement, the Exchange Program within 12 months after the date of the Annual Meeting.
2.   Failure to Obtain Stockholder Approval.   If the Stockholder Approval is not obtained, then this Amendment to Equity Compensation shall become null and void and shall immediately terminate.
3.   Effect of this Amendment.   Except as expressly amended hereby, the Plans shall continue in full force and effect in accordance with the provisions thereof.
4.   Governing law.   All issues concerning this Amendment to Equity Compensation Plans shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of California.
B-1

t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t FLUIDIGM CORPORATION Annual Meeting of Stockholders August 1, 2017 at 9:00 AM (Pacific Time) This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Stephen Christopher Linthwaite and Vikram Jog, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FLUIDIGM CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM (Pacific Time) on August 1, 2017, at the offices of Fluidigm Corporation located at 7000 Shoreline Ct., Suite 100, South San Francisco, California 94080, and any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on the reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and 2016 Annual Report are available at: http://www.viewproxy.com/Fluidigm/2017

FOR ALL o WITHHOLD ALL o FOR ALL EXCEPT o 1. Election of Directors NOMINEES: 01 Patrick S. Jones 02 Nicolas Barthelemy INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the number of the nominee on the line below. The Board of Directors recommends that you vote FOR Proposal 2: 2. To approve our executive compensation program for the year ended December 31, 2016, on an advisory (non-binding) basis. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t CONTROL NUMBER I plan on attending the meeting o Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date: Signature Signature (if held jointly) The Board of Directors recommends that you vote for “1 YEAR” on Proposal 3: 3. To approve the frequency of stockholder votes on our executive compensation program on an advisory (non-binding) basis. The Board of Directors recommends that you vote FOR Proposal 4: 4. To approve the Fluidigm Corporation 2017 Employee Stock Purchase Plan. The Board of Directors recommends that you vote FOR Proposal 5: 5. To approve amendments to our equity compensation plans to allow for a one-time stock option exchange program. The Board of Directors recommends that you vote FOR Proposal 6: 6. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017. NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of both nominees for Class I directors, FOR the approval of our executive compensation program for the year ended December 31, 2016, FOR a frequency of 1 YEAR for stockholder votes on executive compensation, FOR the approval of the Fluidigm Corporation 2017 Employee Stock Purchase Plan, FOR the approval of amendments to our equity compensation plans to allow for a one-time stock option exchange program, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017. The proxy holders may vote in their discretion with regard to any other matter properly brought before the meeting and at any adjournment or postponement thereof. PROXY SUBMISSION INSTRUCTIONS Please have your 11 digit control number ready when submitting your proxy by Internet or Telephone Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM (Pacific Time) on July 31, 2017. INTERNET Submit Your Proxy on the Internet: Go to www.AALvote.com/FLDM Have your proxy card available when you access the above website. Follow the prompts to submit your proxy. TELEPHONE Submit Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to submit your proxy. Have your proxy card available when you call. Follow the instructions to submit your proxy. MAIL Submit Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. CONTROL NUMBER TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS x The Board of Directors recommends that you vote FOR the following nominees for Class I directors: [ef803c]ebox o o o o o o o o o o o o o FOR AGAINST ABSTAIN o o o FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN